UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PRIMO WATER CORPORATION
(Name of Registrant as Specified in Its Charter)

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

TIMOTHY P. HASARA

HENRIK JELERT

DEREK R. LEWIS

LORI T. MARCUS

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LEGION PARTNERS HOLDINGS, LLC

April 3, 2023

Dear Fellow Shareowners:

Legion Partners Holdings, LLC, a Delaware limited liability company, and the other participants in this solicitation (collectively, “Legion” or “we”) are significant shareowners of Primo Water Corporation, a corporation continued under the laws of the Province of Ontario (“Primo” or the “Company”), who beneficially own, in the aggregate, 2,393,465 common shares, no par value per share (the “Common Stock”), of the Company, constituting approximately 1.5% of the outstanding Common Stock. We are seeking your support at the Company’s 2023 annual and special meeting of shareowners (the “Annual Meeting”) to elect our two highly-qualified nominees, Timothy P. Hasara and Derek R. Lewis (collectively, the “Legion Nominees”), to the Company’s Board of Directors (the “Board”).

The Company has disclosed that the terms of ten (10) directors who are currently serving on the Board and standing for election expire at the Annual Meeting. This Proxy Statement is soliciting proxies to elect our two (2) Legion Nominees. Our WHITE universal proxy card includes the names of our two (2) Legion Nominees as well as all of the Company’s ten (10) nominees. This gives shareowners who wish to vote for the Legion Nominees the ability to also vote for a full slate of ten (10) nominees in total. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement dated March 31, 2023. Your vote to elect the Legion Nominees will have the legal effect of replacing two (2) incumbent directors with the Legion Nominees. If elected, the Legion Nominees will constitute a minority on the Board – accordingly, there can be no guarantee that the Legion Nominees will be able to implement the actions that they believe are necessary to unlock shareowner value. However, we believe the election of the Legion Nominees is an important step in the right direction for enhancing long-term value at the Company.

For the reasons set forth in the attached proxy statement and herein, we do not recommend voting for Jerry Fowden, Gregory Monahan, Billy D. Prim and Eric Rosenfeld who have been nominated by the Company. We do not oppose the Company’s six (6) other nominees who have been named in the Company’s proxy statement: Britta Bomhard, Susan E. Cates, Eric J. Foss, Thomas J. Harrington, Archana Singh and Steven P. Stanbrook. However, Messrs. Fowden and Prim are ex-CEOs of the Company and Messrs. Monahan and Rosenfeld work for the same activist hedge fund, which fund has sold most of their position in the Company. Mr. Fowden and Mr. Rosenfeld have leadership roles on the Board, currently serving as Chairman of the Board and Lead Independent Director, respectively. Mr. Rosenfeld is also Chair of the Board’s ESG and Nominating Committee. Collectively, these four incumbent directors have an average tenure of 16 years. Given their long tenures and credentials, we struggle to understand how the perspectives of two ex-CEOs and two hedge fund managers who work at the same firm are additive to the Board. We also find these directors most responsible for the Company’s stagnant performance and strongly believe that if the power dynamics were changed, the Board may begin to function better.

The Board has decided to reject the nomination of two of Legion’s other nominees that were validly nominated – Henrik Jelert and Lori T. Marcus (the “Excluded Nominees”) – claiming they have failed to disclose certain information, which we note is not otherwise required disclosure under applicable securities law. We firmly dispute the Board’s decision to try to exclude the Excluded Nominees from their Blue universal proxy card and not recognize their valid nomination by Legion at the Annual Meeting. Legion has filed an Application in the Superior Court of Justice in Ontario, Canada (the “Court”), seeking, among other things, a declaration that Legion’s nomination of all of its nominees, including the Excluded Nominees, is valid and an order compelling the Company to amend and recirculate its proxy statement for the Annual Meeting to include a universal proxy card including the Excluded Nominees. We have also requested that the Ontario Securities Commission and the Toronto Stock Exchange (the “TSX”) intervene to require, among other things, that the Company re-issue its proxy materials to include all of Legion’s nominees, including the Excluded Nominees.

We expect that we will be successful in one or more of these proceedings and our slate of four, including the Excluded Nominees, will be fully recognized as candidates to the Board at the Annual Meeting. However, there can be no assurance that the Court or a regulator will find in our favor. The Company has disclosed in its proxy statement that if a court determines that Legion’s nomination notice is valid with respect to either or both of the Excluded Nominees, all votes received on the Company’s Blue proxy card will be disregarded and the Annual Meeting may need to be rescheduled. Similarly, if we are successful in Court or with a regulator all votes received on our WHITE proxy card will be disregarded and we will disseminate new proxy materials and a new proxy card that will include the Excluded Nominees.

While Legion has not withdrawn its nomination of the Excluded Nominees, given the Company’s position that their nominations will not be recognized at the Annual Meeting, unless a court or regulator intervenes, Legion is providing a WHITE universal proxy card that includes only the Legion Nominees and the Company’s nominees.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card today. The attached Proxy Statement and the enclosed WHITE universal proxy card are first being sent to the shareowners on or about April 3, 2023.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE universal proxy card or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

/s/ Christopher S. Kiper

Legion Partners Holdings, LLC
Christopher S. Kiper

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of Legion’s proxy materials,

please contact:

Shareowners call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

2023 ANNUAL AND SPECIAL MEETING OF SHAREOWNERS

OF

PRIMO WATER CORPORATION
_________________________

PROXY STATEMENT
OF
Legion Partners Holdings, LLC
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY

Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”), and the other participants in this solicitation (collectively, “Legion” or “we”) are significant shareowners of Primo Water Corporation, a corporation continued under the laws of the Province of Ontario (“Primo”, “PRMW” or the “Company”), who beneficially own, in the aggregate, 2,393,465 common shares, no par value per share (the “Common Stock”), of the Company, constituting approximately 1.5% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) must be refreshed to ensure that the Board takes the necessary steps to maximize value for all of the Company’s shareowners. We are seeking your support to elect two (2) highly-qualified directors for election at the 2023 annual and special meeting of shareowners including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareowners held in lieu thereof) (the “Annual Meeting”) who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock shareowner value. The Annual Meeting will be held in virtual format on Wednesday, May 3, 2023, at 8:00 a.m. (local time in Tampa), via a live audio webcast at www.virtualshareholdermeeting.com/PRMW2023, where you will be able to vote electronically and submit questions while the meeting is being held.

Shareowners are being asked to vote on the following at the Annual Meeting:

1.	To vote FOR the election of our two (2) director nominees, Timothy P. Hasara and Derek R. Lewis (each a “Legion Nominee” and, collectively, the “Legion Nominees”) to hold office until the 2024 Annual Meeting of Shareowners (the “2024 Annual Meeting”) or until their respective successors are elected or appointed, unless their office is earlier vacated;

2.	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm of the Company for the 2023 fiscal year;

3.	A non-binding advisory vote on the compensation of the Company’s named executive officers;

4.	A non-binding advisory vote on the frequency of future executive compensation advisory votes;

5.	The Company’s proposed Amended and Restated By-Law No. 1 (the “Bylaws”); and

6.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed WHITE universal proxy card are first being mailed to shareowners on or about April 3, 2023.

The Company has disclosed that the Annual Meeting will be a completely virtual meeting of shareowners, which will be held online via a live webcast at www.virtualshareholdermeeting.com/PRMW2023, where you will be able to vote electronically and submit questions during the meeting. No physical meeting will be held on May 3, 2023. You are entitled to participate in the Annual Meeting only if you are a shareowner of the Company as of the close of business on March 14, 2023 (the “Record Date”), or if you hold a valid proxy for the Annual Meeting.

The Board is currently composed of eleven (11) directors, one of whom, Stephen H. Halperin, will not be standing for re-election at the Annual Meeting. The Company has disclosed that the terms of the ten (10) remaining directors who are currently serving on the Board and standing for election expire at the Annual Meeting. Through this Proxy Statement and the enclosed WHITE universal proxy card, we are soliciting proxies to elect not only the two (2) Legion Nominees, but also six (6) of the Company’s nominees whose election we do not oppose, Britta Bomhard, Susan E. Cates, Eric J. Foss, Thomas J. Harrington, Archana Singh and Steven P. Stanbrook (collectively, the “Unopposed Company Nominees”). The presence of the Unopposed Company Nominees on the enclosed WHITE universal proxy card is NOT an endorsement or approval of or comment on the fitness, character, suitability and other qualifications of the Unopposed Company Nominees.

We do not recommend voting for Jerry Fowden, Gregory Monahan, Billy D. Prim and Eric Rosenfeld who have been nominated by the Company. Messrs. Fowden and Prim are ex-CEOs of the Company and Messrs. Monahan and Rosenfeld work for the same activist hedge fund, which fund has sold most of their position in the Company. Mr. Fowden and Mr. Rosenfeld have leadership roles on the Board, currently serving as Chairman of the Board and Lead Independent Director, respectively. Mr. Rosenfeld is also Chair of the Board’s ESG and Nominating Committee. Collectively, these four incumbent directors have an average tenure of 16 years. Given their long tenures and credentials, we struggle to understand how the perspectives of two ex-CEOs and two hedge fund managers who work at the same firm are additive to the Board. We also find these directors most responsible for the Company’s stagnant performance and strongly believe that if the power dynamics were changed, the Board may begin to function better.

The Board has decided to reject the nomination of two of Legion’s other nominees that were validly nominated – Henrik Jelert and Lori T. Marcus (the “Excluded Nominees”) – claiming they have failed to disclose certain information, which we note is not otherwise required disclosure under applicable securities law. We firmly dispute the Board’s decision to try to exclude the Excluded Nominees from their Blue universal proxy card and not recognize their valid nomination by Legion at the Annual Meeting. Legion has filed an Application in the Superior Court of Justice in Ontario, Canada (the “Court”), seeking, among other things, a declaration that Legion’s nomination of all of its nominees, including the Excluded Nominees, is valid and an order compelling the Company to amend and recirculate its proxy statement for the Annual Meeting to include a universal proxy card including the Excluded Nominees. We have also requested that the Ontario Securities Commission and the Toronto Stock Exchange (the “TSX”) intervene to require, among other things, that the Company re-issue its proxy materials to include all of Legion’s nominees, including the Excluded Nominees.

We expect that we will be successful in one or more of these proceedings and our slate of four, including the Excluded Nominees, will be fully recognized as candidates to the Board at the Annual Meeting. However, there can be no assurance that the Court or a regulator will find in our favor. The Company has disclosed in its proxy statement that if a court determines that Legion’s nomination notice is valid with respect to either or both of the Excluded Nominees, all votes received on the Company’s Blue proxy card will be disregarded and the Annual Meeting may need to be rescheduled. Similarly, if we are successful in Court or with a regulator all votes received on our WHITE proxy card will be disregarded and we will disseminate new proxy materials and a new proxy card that will include the Excluded Nominees.

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While Legion has not withdrawn its nomination of the Excluded Nominees, given the Company’s position that their nominations will not be recognized at the Annual Meeting, unless a court or regulator intervenes, Legion is providing a WHITE universal proxy card that includes only the Legion Nominees and the Company’s nominees.

Your vote to elect the Legion Nominees will have the legal effect of replacing two incumbent directors. If elected, the Legion Nominees, subject to their fiduciary duties, will seek to work with the other members of the Board to position Primo to maximize shareowner value. However, the Legion Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to do so. However, we believe the election of the Legion Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Legion Nominees are elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Shareowners are permitted to vote for less than ten (10) or any combination (up to ten (10) total) of the Legion Nominees and the Company’s nominees on the WHITE universal proxy card. However, if shareowners choose to vote for any of the Company’s nominees, we recommend that shareowners vote in favor of the Unopposed Company Nominees to help achieve a Board composition that we believe is in the best interest of all shareowners. We believe the best opportunity for the Legion Nominees to be elected is by voting on the WHITE universal proxy card. Legion therefore urges shareowners using our WHITE universal proxy card to vote “FOR” all of the Legion Nominees, “FOR” the Unopposed Company Nominees and NOT for Messrs. Fowden, Monahan, Prim and Rosenfeld. IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THE PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED.

The Company has set the close of business on March 14, 2023 as the Record Date for determining shareowners entitled to notice of and to vote at the Annual Meeting. The mailing address of the principal executive offices of the Company is 1150 Assembly Drive, Suite 800, Tampa, Florida, 33607. The registered office of the Company is 1200 Britannia Road East, Mississauga, Ontario L4W 4T5 Canada. According to the Company’s definitive proxy statement, as of March 14, 2023, there were 159,710,314 shares of Common Stock outstanding.

As of the date hereof, Legion Partners Holdings, Legion Partners, L.P. I, a Delaware limited partnership (“Legion Partners I”), Legion Partners, L.P. II, a Delaware limited partnership (“Legion Partners II”), Legion Partners, LLC, a Delaware limited liability company (“Legion Partners GP”), Legion Partners Asset Management, LLC, a Delaware limited liability company (“Legion Partners Asset Management”), Christopher S. Kiper, and Raymond T. White (collectively, the “Legion Group”) and each of the Legion Nominees and Excluded Nominees (each a “Participant” and collectively, the “Participants”), collectively beneficially own 2,393,465 shares of Common Stock (the “Legion Shares”). We intend to vote the Legion Shares “FOR” the Legion Nominees and the Unopposed Company Nominees, NOT for Messrs. Fowden, Monahan, Prim and Rosenfeld who have been nominated by the Company, “FOR” the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm of the Company for the 2023 fiscal year, “AGAINST” the approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers, “1 YEAR” on the frequency of the Company’s advisory resolution on the compensation of the Company’s named executive officers and “AGAINST” the approval of the Bylaws.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card today.

THIS SOLICITATION IS BEING MADE BY LEGION AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH LEGION IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

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LEGION URGES YOU TO VOTE “FOR” THE LEGION NOMINEES BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY. PLEASE SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE LEGION NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING ELECTRONICALLY AT THE ANNUAL MEETING.

These shareowner materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

Legion intends to pay for intermediaries to deliver proxy-related materials and Form 54-101F7 – Request for Voting Instructions to “objecting beneficial owners” in accordance with National Instrument 54-101.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—

This Proxy Statement and our WHITE universal proxy card are available at

WWW.PURIFYTHEPRIMOBOARD.COM

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IMPORTANT

Your vote is important, no matter the number of shares of Common Stock you own. Legion urges you to sign, date, and return the enclosed WHITE universal proxy card today to vote FOR the election of the Legion Nominees and in accordance with Legion’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE universal proxy card and return it to Legion, c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed postage-paid envelope today.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your WHITE universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As Legion is using a “universal” proxy card containing both of the Legion Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. Legion strongly urges you NOT to sign or return any blue proxy cards or voting instruction forms that you may receive from Primo. Even if you return the Company’s blue proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of Legion’s proxy materials,

please contact:

Shareowners call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	Prior to making any material investment in a company, Legion undertakes a detailed analysis and extensive due diligence to understand the root causes of a company’s underperformance. Such analysis and due diligence with respect to the Company included meeting with management, water service trials, retail location visits, consultation with industry experts, assessing the Company’s environmental, social and governance practices and developing tangible strategies to unlock shareowner value.

•	From 2017 to 2020, Legion was a significant shareowner in Primo, beneficially owning approximately 9.1% of the Company’s then outstanding common stock. During this time, Legion tried to engage, both publicly and privately, with the Company highlighting its concerns with the Company’s corporate governance, executive compensation, related party transactions, apparent conflicts of interests on the Board and what it perceived as a lack of accountability by management.

•	In September 2019, Legion called upon the Board to refresh itself with a new independent Chairman and to replace long tenured directors.

•	In January 2020, the Company announced it would be sold to Cott Corporation (“Cott”) and Legion’s position was subsequently cashed out. We question whether the sale was made at least in part to spare the previous Board a looming proxy fight with Legion and believe that the sale price was at a significant discount to the Company’s intrinsic value.

•	In March 2020, Cott completed the acquisition of Primo. As a part of the transaction, Cott changed its name to Primo Water Corporation and its common shares commenced trading under the ticker PRMW on the New York Stock Exchange (“NYSE”) and the TSX. The post-merger Primo entity was incorporated under the Canada Business Corporations Act (“CBCA”) and adopted the articles and by-laws of Cott Corporation, including By Law No. 2002-2.

•	Subsequently, at the Company’s 2021 annual and special meeting of shareowners (the “2021 Annual Meeting”), the Company sought to continue the Company from the CBCA to the Ontario Business Corporations Act (“OBCA”) and amend its articles and bylaws at the same time. At the 2021 Annual Meeting, leading proxy advisory firm, Institutional Shareholder Services (“ISS”), recommended a vote against this continuance resolution noting that while the continuance per se does not affect shareowners adversely, the proposed articles and bylaws bundled with the continuance resolution contain certain problematic provisions. While the Company amended its proxy statement and proposed bylaws subsequently, which the Company explained was in response to feedback from shareowners and institutional shareowner advisors, including to eliminate the Company’s blanket discretion to require a proposed nominee to furnish additional information, ISS did not change its recommendation to vote Against the Company’s continuance resolution, noting it continued to believe the articles and bylaws contained provisions problematic from a corporate governance perspective.

•	In 2022, we began to invest again in the Company based on our belief that there is a large disconnect between the underlying value of Primo’s assets and its share price.

•	On September 13, 2022, Legion emailed Jay Wells, at the time serving as Chief Financial Officer of the Company, to connect and have a question and answer session to understand the Company’s recent business performance and outlook.

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•	On September 14, 2022, the Company’s Vice President of Investor Relations, Jon Kathol, responded to Legion’s email and suggested a 30-minute call to be held on September 27, 2022.

•	On September 15, 2022, Legion confirmed the scheduled September 27, 2022 call and sent Mr. Kathol a list of questions in advance. The questions were centered on customer and location growth, segment revenue breakdown and margin profiles, the path to achieving management’s 2024 guidance and details around capital spending projects. Legion sent out a Zoom calendar invite to Messrs. Wells and Kathol on the same day and Mr. Wells accepted the invite.

•	On September 22, 2022, Mr. Kathol responded to Legion’s September 15, 2022 email and, on behalf of the Company, declined to have the scheduled call with Legion, stating that most of the information that was the subject of Legion’s previously delivered list of questions “is not disclosed to this level of granularity or in some cases is listed in our public filings.”

•	On September 22, 2022, Legion responded to Mr. Kathol’s email on the same day requesting to still hold the previously scheduled call with Messrs. Kathol and Wells to discuss the Company’s latest developments despite their inability to answer some of Legion’s previously provided questions. Legion did not hear anything back from either Messrs. Kathol and Wells on this request until over a month later on October 20, 2022.

•	On October 20, 2022, Mr. Kathol responded to Legion’s September 22, 2022 email and suggested scheduling a call on November 11, 2022, which Legion confirmed that same day.

•	On November 10, 2022, the Company filed its Quarterly Report on Form 10-Q which included disclosure under a section titled “Other Information” that, on November 8, 2022, the Board approved amending and restating the Bylaws. Notably, the Company filed a Form 8-K on the same day but did not disclose the amendments to the Bylaws in that Form 8-K, perhaps to mask the changes made by burying it in its Form 10-Q. The Bylaws include provisions, like the blanket discretion to require a proposed nominee to furnish additional information that had previously been removed by the Company in 2021 based on feedback from shareowners and ISS in connection with the 2021 Annual Meeting. The Bylaws also require the nominating shareowner to furnish information in respect of its proposed nominees, including the completion of a lengthy director questionnaire, that vastly exceeds the requirements for information required to be disclosed in a dissident’s proxy statement/circular. Further, the disclosure provided that the Board had determined to make such amendments to the Bylaws effective as of the date of the Board’s adoption rather than upon approval of the Company’s shareowners at the Annual Meeting.

•	On November 11, 2022, Legion had a video call with the Company’s management team, including Chief Executive Officer, Thomas J. Harrington and Messrs. Wells and Kathol, to follow-up on the Company’s financial results for the third quarter of fiscal 2022, nearly two months after Legion’s initial request to engage with the Company. On the call, Legion and the Company’s management discussed certain aspects of the Company’s business, including customer and location growth, segment revenue breakdown and margin profiles, capital spending and the paths to reaching management’s guidance for the 2024 fiscal year. After 45 minutes, Primo’s management team indicated that they were out of time, but were open to scheduling a follow-up call to answer Legion’s remaining questions, which Legion requested be done.

•	On November 15, 2022, Mr. Kathol emailed Legion saying Mr. Harrington would not be available for a follow-up call until December 12, 2022, more than a month after the call held the prior week. That same day, Legion confirmed the proposing timing of this follow-up call. Mr. Kathol subsequently delivered a calendar invite for a 30 minute call, which Legion requested be extended to 1 hour, which Mr. Kathol refused citing the Company’s “standard process.” Legion followed up with Mr. Kathol with an agenda containing the topics to be discussed on the call.

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•	On December 12, 2022, Legion held the follow-up video call with Mr. Harrington to continue the discussion originally held on the November 11, 2022 call.

•	On January 9, 2023, Legion attended the Company’s presentation at the ICR conference in Orlando and held an in-person discussion with Messrs. Harrington, Wells and Kathol to discuss certain aspects of the Company’s business, including Primo’s long-range outlook and growth strategy. Although Legion had met with other companies at the conference for longer periods of time and the Company did not appear to have another meeting scheduled after its meeting with Legion, the Company representatives nonetheless appeared to arbitrarily limit the group’s discussion to only 25 minutes.

•	On January 19, 2023, Legion’s counsel requested the form of the Company’s director nominee questionnaire (the “Form Questionnaire”) from the Company in accordance with the Bylaws.

•	On January 25, 2023, Marnie Morgan Poe, the Company’s Chief Legal Officer and Secretary, emailed Legion’s counsel the 34-page Form Questionnaire.

•	On February 17, 2023, Legion’s local counsel delivered a request (the “Shareowner List Request”) to Ms. Poe for certain shareowner list materials of the Company in accordance with Canadian law.

•	On February 27, 2023, the Company’s outside local counsel delivered a reply letter to Legion’s local counsel with respect to the Shareowner List Request providing information Legion was entitled to under Canadian law.

•	On March 6, 2023, Legion delivered a letter to the Company notifying the Company of Legion Partners Holdings’ intent to nominate four (4) director nominees: Timothy P. Hasara, Henrik Jelert, Derek R. Lewis and Lori T. Marcus (the “Original Nominees”), for election to the Board at the Annual Meeting (the “Nomination Notice”).

•	Also on March 6, 2023, the Legion Group issued a press release and public letter to fellow Primo shareowners announcing the nomination of the Original Nominees for election to the Board at the Annual Meeting. In the letter, the Legion Group detailed their views for why the Board needed to be substantially refreshed, including that the Board has overseen chronic operational and share price underperformance and would benefit from a refreshed Board.

•	Later on March 6, 2023, the Company’s outside counsel emailed Legion’s counsel to inform them that the Company’s executive recruiting firm would be contacting each of the Original Nominees to schedule meetings in connection with its purported Board recruiting process that had been ongoing for “several months”. Legion’s counsel replied to the email on behalf of Legion and the Original Nominees expressing Legion’s belief that (i) there is no requirement under the Company’s organizational documents requiring any of the Original Nominees to meet with the Company’s advisors to be validly nominated for election to the Board at the Annual Meeting, (ii) the Company’s shareowners will have their own opportunity to meet with and judge the Original Nominees at the Annual Meeting and do not need the Company’s advisors to do so on their behalf and (iii) Legion reiterated its willingness to engage with the Company to find a mutually agreeable resolution to avoid a proxy contest and if such a resolution could be made, Legion would make its candidates available to the Board.

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•	On March 7, 2023, the Company filed a communication sent to its employees informing them of Legion’s nomination. The Company also issued a statement, which Legion found to be very disingenuous given Legion’s repeated requests for engagement, that it was “disappointed and surprised that Legion has decided to take this action without first having a meaningful conversation with us to share its perspective on our Board composition and strategy.”

•	On March 9, 2023, counsel to the Company and counsel to Legion had a short call to discuss interest in avoiding a proxy fight. Counsel to Legion encouraged the Company to engage with Legion as a starting point, while counsel to the Company questioned whether Legion had any proposal for settlement.

•	On March 16, 2023, counsel to the Company called counsel to Legion to inform Legion that it believed it had found deficiencies in the Nomination Notice, including omissions in the Company’s form of questionnaire that each Original Nominee was required to complete in order to be nominated. Primo’s counsel concluded that such omissions were considered “fatal flaws” and that the Board had determined to invalidate the entire Nomination Notice and Legion’s valid nomination of all four of its Original Nominees. Primo’s counsel also noted that if it did not withdraw the Nomination Notice by the end of the day, the Company intended to disclose the deficiencies found which could be publicly embarrassing for certain of the Original Nominees’ and Legion. Later that day, the Company’s counsel sent a letter to Legion detailing 10 pages of purported deficiencies in the Nomination Notice and questionnaires submitted by the Original Nominees. Legion viewed none of the purported deficiencies as material or having any merit.

•	Also on March 16, 2023, the Company issued a press release announcing that the Board had been temporarily expanded to eleven (11) members and that Eric J. Foss had been appointed to the Board, effective immediately. The press release disclosed that in connection with Stephen Halperin’s retirement from the Board at the Annual Meeting, Mr. Foss and the nine (9) incumbent directors other than Mr. Halperin will be nominated for re-election at the Annual Meeting.

•	Later on March 16, 2023, Legion’s counsel sent a response to Company counsel’s letter from earlier that day to dispute the Company’s conclusion that the Nomination Notice is invalid and rejected because it failed to comply with the Bylaws and reiterated Legion’s belief that the Company’s attempt to intimidate Legion and the Original Nominees into withdrawing its valid Nomination Notice would backfire with the Company’s other shareowners. The letter further stated that unless the Company files a proxy statement/circular appropriate for a contested shareowner meeting including a universal proxy card naming the four (4) Original Nominees, that Legion would commence an immediate Application in the Court, and/or other appropriate venues, for, among other things, a declaration that Legion’s nomination of the Original Nominees is valid and an order compelling the Company to amend and recirculate its proxy statement/circular to include the four (4) Original Nominees on a universal proxy card to be distributed by the Company with respect to the Annual Meeting to its shareowners.

•	In the morning of March 17, 2023, counsel to the Company and counsel to Legion had a short call, where Legion’s counsel reiterated Legion’s belief that the Nomination Notice was valid in all respects and intended to proceed with its nomination and solicitation to elect its four (4) highly qualified nominees. Legion’s counsel cautioned the Company against filing proxy materials that did not recognize Legion’s nomination or Legion would be taking legal action against the Company to ensure shareowners had a choice at the Annual Meeting.

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•	Shortly after this call, on March 17, 2023, the Company issued a press release announcing that the Nomination Notice was invalid as it did not comply with the Bylaws. The press release stated the following, “because Legion has failed to deliver a proper notice in compliance with Primo Water's Bylaws, Legion is not entitled to nominate candidates for election to the Board at the Annual Meeting. Any proxies submitted or votes cast for the election of Legion's candidates will be disregarded.”

•	Later on March 17, 2023, Legion issued a press release in response to the Company’s press release from earlier that day refuting the Company’s allegations regarding the invalidity of the Nomination Notice and criticizing the Company for its attempt to disenfranchise shareowners with respect to the Annual Meeting in addition to the Company’s personal attacks against the Original Nominees as an intentional misleading and mischaracterization of the facts.

•	Later on March 17, 2023, the Company filed its preliminary proxy statement disclosing that it had invalidated Legion’s Nomination Notice and would not be using a universal proxy card that would have included all four (4) Original Nominees thereon. However, the Company stated that to the extent the Nomination Notice “is subsequently held to be valid by a court of competent jurisdiction through a final, non-appealable ruling, then the Company will amend its proxy statement and the accompanying BLUE proxy card to comply with the applicable requirements of Schedule 14A and Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the other rules and regulations promulgated thereunder, and to include the names of the Purported Legion Nominees that have been validly nominated on a universal proxy card and will mail the revised proxy statement and a BLUE universal proxy card to shareowners. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card or voting instruction form that does not include the names of the Purported Legion Nominees will be recognized, be tabulated at the meeting or have any legal effect. These proxies or votes will be disregarded.” Further, the Company’s preliminary proxy statement states that in the event a court of competent jurisdiction holds the Nomination Notice to be valid through a final, non-appealable ruling, “the Company may also need to delay the meeting to allow time for shareowners to receive and consider the new proxy materials, including a BLUE universal proxy card.”
•

On March 18, 2023, counsel to Primo and counsel to Legion had a call to discuss whether Legion was open to collaborating on a further refresh of the Board. Counsel to Primo advised that the Company had an ongoing search for a gender diverse candidate with digital marketing experience. Legion responded in writing later that day noting that it was open to collaborating on a further refresh of the Board, despite the Company’s conduct to date in attempting to invalidate its Nomination Notice and tarnish the reputation of its Original Nominees. Legion noted that it was taking steps to enforce its rights to ensure its nomination was deemed valid and noted that the Company should reverse its stance in order to have more meaningful conversations and save costs on both sides. Legion also expressed its view that any resolution to avoid a proxy contest would need to include the replacement of two long tenured directors, including one ex-CEO and one employee of Crescendo Partners, L.P. The next day, Primo’s counsel noted that the communication was forwarded to Primo.

•	On March 19, 2023, while reserving its rights and without making any admission that such information was required in order to validly nominate director candidates at the Annual Meeting, Legion voluntarily delivered a supplement to the Nomination Notice curing purported deficiencies raised by the Company in the Nomination Notice, including supplements to each of the questionnaires completed by the Original Nominees. In this letter, Legion also expressed its view that:

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o	It submitted the Nomination Notice, including the questionnaires completed by the Original Nominees, in good faith and believes that the information conveyed was accurate and in full compliance with the Bylaws and valid in all respects.

o	It rejected the Company’s view that the nomination deadline had passed, thereby foreclosing Legion from curing any purported deficiencies and omissions raised by the Company in its counsel’s letter dated March 16, 2023. Rather, Legion noted that only the deadline under the SEC’s new universal proxy card rules had passed, which required a minimal amount of information to be disclosed, all of which was properly delivered to the Company in advance of such universal proxy card deadline. Legion noted that the Bylaws clearly included a separate deadline of April 3, 2023 for the delivery of the other notice requirements set forth in the Bylaws for shareowners to nominate directors and Legion could therefore cure any purported deficiencies prior to that April 3rd deadline. Legion also noted that if the Company intended to enforce a new advance notice bylaw deadline prior to April 3, 2023, the Company should have eliminated it when it amended its Bylaws in November 2022 when it inserted the very deadline the Company now believes is binding on shareowners. Legion further noted that the Company’s preliminary proxy statement filed on March 17, 2023 validated Legion’s view that the nomination deadline under the Bylaws is April 3, 2023. As clearly stated in the Company’s preliminary proxy statement, under “PROCEDURE FOR CONSIDERING SHAREOWNER PROPOSALS,” the Company appeared to acknowledge a separate earlier deadline from its advance notice deadline to comply with the SEC’s new universal proxy card rules, noting that such earlier deadline must provide notice that simply “sets forth the information required by Rule 14a-19 under the Exchange Act”.

o	The Bylaws included language that permits the Board to waive any requirements under the Bylaws, which is customary in Canada. Legion noted that this waiver is to ensure that directors satisfy their fiduciary duties to waive omissions and deficiencies in a shareowners nomination notice to ensure that shareowners are not deprived of a choice to elect directors recommended by shareowners, and to provide nominating shareowners with legal recourse if denied access to the ballot. Accordingly, Legion also expressly requested a waiver for any purported omissions and a response from the Company on this request by March 22, 2023.

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o	Finally, Legion provided supplemental information, including supplements to each Nominee’s questionnaire. In Mr. Jelert’s questionnaire supplement, Mr. Jelert expressed his good faith belief that he did not believe any question in the questionnaire would have required disclosure of his false arrests in Poland on allegedly attempting to bribe a quasi-government official of Poland. Mr. Jelert explained that the incident was a matter of public record, in that he openly gave a full interview about the ordeal to a leading Danish financial media outlet, and that the incident did not interfere with his continued employment at his employer at the time for six years after the accusation was made, as well as various divisions of Nestle, S.A. who went on to employ and promote him for nearly 20 years thereafter. In addition, Mr. Jelert noted that if any question was triggered in the questionnaire, his omission was inadvertent. Mr. Jelert explained that he was acquitted multiple times for the same allegation and that Eastern Europe at the time these charges were brought, had significant issues with unclear lines between political power and the legal system and that he was the unfortunate victim of the overall circumstances. Mr. Jelert also represented that he did not engage in the alleged conduct or any misconduct and expressed his surprise that the Board would attempt to publicly disparage him. In Ms. Marcus’ supplement, she disclosed the existence of a lawsuit filed against her in her capacity as a director of Phunware, Inc. alleging breach of fiduciary duties and securities fraud relating to that company’s refusal to waive a lock-up period for certain stockholders following a reverse merger that had brought the company public. Ms. Marcus confirmed that she had not engaged in any misconduct, the omission was inadvertent and in her view immaterial to assessing her qualification as a director, and understood that the company’s counsel was vigorously defending the lawsuit on her behalf. The other supplemental information provided to the Company in response to the purported deficiencies were all technical in nature and in Legion’s view immaterial.

•	Late on March 19, 2023, Legion’s counsel received a high-level settlement proposal from Primo’s counsel, including that the Company would appoint one new director that is mutually agreeable to each of Legion and the Company with consideration given to the Original Nominees. However, the proposal did not contemplate any long tenured director stepping off the Board. Rather, the size of the Board would increase to 11 directors. Legion's counsel responded that it would discuss with Legion and respond in due course.

•	On March 20, 2023, Legion filed its preliminary proxy statement.

•	Also on March 20, 2023, Legion’s counsel responded to the proposal received from Primo’s counsel, first noting that Primo’s proposal was largely unchanged from the informal proposal communicated by Primo’s counsel on March 19, 2023. Nonetheless, with the intention of maintaining a dialogue with Primo and the goal of avoiding a proxy contest at the Annual Meeting, Legion proposed what it viewed as a more workable settlement framework including that: at least two Legion nominees join the Board; at least one ex-CEO and one employee of Crescendo Partners, L.P. would step off the Board; Legion would withdraw its nomination notice and support the new slate of directors at the Annual Meeting; and the parties agree to customary standstill provisions. Legion’s counsel further communicated to Primo’s counsel that Legion remained open to a constructive resolution and hopes that the Board will begin to meaningfully engage with Legion in order to avoid a proxy contest.

•	On March 22, 2023, Legion filed a lawsuit in the Court against Primo in response to the rejection by the Board of Legion’s valid nomination of the Original Nominees. The suit asks the Court to validate Legion’s nomination at the Annual Meeting, compel the Company to amend and recirculate its proxy statement for the Annual Meeting to include a universal proxy card including all four (4) Legion nominees, including the Excluded Nominees and a declaration by the Court that the Board’s actions to alter its advance notice bylaws in November 2022 were oppressive and unfairly prejudicial to Legion and represent a breach of the Board’s fiduciary and other duties.

•	Also on March 22, 2023, Legion issued a press release announcing that Legion was taking legal action to protect the rights of Primo shareowners and issued a statement where Legion laid out the reasons for commencing the lawsuit and why it believed the Board was weaponizing its advance notice provisions to further entrench itself in the face of a legitimate challenge by a significant shareowner.

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•	Also on March 22, 2023, Legion’s counsel received a letter from Primo’s counsel indicating that the Board had determined to waive the purported noncompliance with the Bylaws it previously claimed with respect to Legion’s nomination notice for the two Legion Nominees - Messrs. Hasara and Lewis. Also on March 22, 2023, Primo issued a press release responding to Legion’s supplement to its Nomination Notice and announcing its intention that two of Legion’s four Original Nominees could be submitted for nomination to the Board at the Annual Meeting.

•

On March 23, 2023, the Company filed its amendment no. 1 to its preliminary proxy statement with the SEC, filing a Blue universal proxy card that only contained Messrs. Hasara and Lewis as Legion’s nominees and excluded the Excluded Nominees.

•	On March 24, 2023, Canadian counsel to Legion submitted a complaint letter to Staff of the Ontario Securities Commission detailing Primo’s conduct in connection with its adoption and application of its advance notice by-law and related disclosure and seeking relief, including an order that (i) Primo be required to correct the misleading statements and omissions in each of its March 17, 2023 and March 22, 2023 press releases, (ii) Primo withdraw its March 23 preliminary proxy statement and amend its proxy statement to include disclosure regarding (a) any relief granted by the Ontario Securities Commission, (b) each of Legion’s Original Nominees (including on the Company’s proxy card) and all prescribed information in relation to such nominees, (c) any changes required by the TSX following a review by TSX of the 2022 By-Law and the Company’s draft proxy statement, (iii) Primo be required to submit to a review of its disclosure practices and procedures and institute such changes as may be ordered, and (iv) a temporary order restraining Primo’s distribution of its proxy statement to shareholders pending resolution of the foregoing matters. Legion’s Canadian counsel also provided a copy of its letter to Primo’s Canadian and US counsel.

•

On March 27, 2023, Canadian counsel to Legion submitted a complaint letter to Staff of the TSX detailing Primo’s conduct in connection with its adoption and application of its advance notice by-law and related disclosure and seeking relief, including that Primo be required to submit its proxy statement and advance notice by-law for review by the TSX and requiring that the advance notice by-law be subject to shareholder approval before it can take effect. Legion’s Canadian counsel also provided a copy of its letter to Primo’s Canadian and US counsel.

•	On March 27, 2023, Staff at the Ontario Securities Commission advised Legion’s Canadian counsel that Staff would not pursue the temporary restraining order but is reviewing the complaints raised in the complaint letter. Legion understands that, in response to inquiries of Primo by Staff, Primo’s Canadian counsel submitted a letter in response; however, Primo has refused to provide a copy of that response to Legion.

•	Also on March 27, 2023, Staff at the TSX advised Legion’s Canadian counsel that the Compliance Department of TSX will review the issues brought forward in the complaint letter submitted to the TSX to determine if there has been a breach of TSX requirements. Staff also noted that due to their strict confidentiality guidelines they are not at liberty to disclose any information regarding any review or investigation that may be undertaken such that it was likely that Legion’s Canadian counsel would hear nothing further from TSX on this matter. TSX Staff advised that they would correspond directly with the Company should they decide to proceed with a formal review of the matter. At the request of the TSX, Legion’s Canadian counsel consented to TSX Staff discussing the complaint with the Company directly.

•	On March 28, 2023, Legion filed amendment no. 1 to its preliminary proxy statement with the SEC.

•	On March 29, 2023, Primo filed a second amendment to its preliminary proxy statement with the SEC.

•	Later on March 29, 2023, Legion filed a second amendment to its preliminary proxy statement. In its filing, Legion determined to remove the Excluded Nominees from its WHITE universal proxy card until the Court or a regulator intervened to validate Legion’s nomination and ordered the Company to refile its proxy materials validating Legion’s nomination of the Excluded Nominees.

•	On March 30, 2023, Primo filed a third amendment to its preliminary proxy statement with the SEC.

•	Later on March 30, 2023, Legion filed a third amendment to its preliminary proxy statement with the SEC.

•	On March 31, 2023, Primo filed a fourth amendment to its preliminary proxy statement with the SEC. In such proxy statement, Primo disclosed that on March 30, 2023 its Canadian counsel submitted a response letter to the TSX in response to Legion’s complaint letter to the TSX; however, Primo has refused to provide a copy of that response to Legion.

•	On March 31, 2023, Primo filed its definitive proxy statement with the SEC.

•	On April 3, 2023, Legion filed this definitive proxy statement with the SEC.

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REASONS FOR THE SOLICITATION

As a significant shareowner in the Company, Legion believes that Primo has tremendous potential to thrive as a leader in hydration. However, we feel strongly that substantial change to the Board is required to put the Company on a path to value creation for all shareowners and stakeholders.

We have attempted to meaningfully engage with the Primo management team on multiple occasions around accelerating growth and improving profitability, but have seen little interest in genuine engagement, and little action taken by the Board in these areas. We believe this lack of progress is a symptom of a stale Board that lacks the skills required to drive significant performance improvements and has enabled a culture of complacency at the highest levels of the Company. Rather than seeking the expertise required for Primo to flourish, this Board has been a landing spot for many of its ex-CEOs and a comfortable board role for long-tenured directors with little relevant experience or personal investment in the Company. With an average director’s tenure of more than nine years, and a history of underperformance, we believe that substantial shareowner-driven change in the boardroom is long overdue and necessary at the Annual Meeting in order for Primo to achieve its full potential.

We are therefore soliciting your support to elect the Legion Nominees at the Annual Meeting, who we believe will collectively bring the relevant industry, leadership, financial and corporate governance experience and expertise required to ignite a major improvement in Primo’s oversight, accountability and performance.

The Board Has Presided Over Long-Term Share Price Underperformance

Legion believes its case for meaningful change is validated by Primo’s perpetual underperformance – over several time periods – relative to its various peer groups, the Russell 2000 Index and the S&P 500 Index.

	Share Price Performance
	(Total Shareowner Returns Include Dividends)
	1 Year	3 Year	5 Year
PRMW	(10%)	21%	1%
Legion-Selected Peers (1)	(2%)	43%	84%
Company-Selected Peers (2)	(15%)	31%	66%
ISS Peers (3)	(13%)	22%	52%
Russell 2000 Index (R2K)	(21%)	10%	22%
R2K Consumer Staples Peers (4)	9%	168%	151%

PRMW Relative Performance:
Legion-Selected Peers (1)	(7%)	(22%)	(83%)
Company-Selected Peers (2)	5%	(10%)	(65%)
ISS Peers (3)	4%	(1%)	(51%)
Russell 2000 Index (R2K)	11%	11%	(21%)
R2K Consumer Staples Peers (4)	(18%)	(147%)	(150%)

Source: Company SEC Filings, Capital IQ as of 12/30/2022.

(1) Legion-Selected Peers include FIZZ, AQUA, XYL, PNR, PEP, KO, KDP, CWST, CLH, RSG, WCN, WM, ARMK, CTAS, UNF, LSE:RTO, ROL, CHE.

(2) Company-Selected Peers include UNF, ADT, CHE, LSE:RTO, CTAS, AOS, FELE, IEX, PNR, XYL, BCO, AQUA, MWA, ROL, RRX, ZWS, SRCL, TTEK, WTS.

(3) ISS Peers include UNF, ADT, CHE, LSE:RTO, CTAS, AOS, FELE, IEX, PNR, XYL, BCO, AQUA, MWA, ROL, ZWS, SRCL, TTEK, WTS, CXW, HCSG, CR, SAM.

(4) R2K constituents with above $2B market cap as of 12/30/2022: BRBR, CALM, CELH, COKE, ELF, ENR, FIZZ, IPAR, JJSF, LANC, MGPI, NUS, SFM, SMPL, THS, TR, TWNK, UNFI, WDFC, WMK.

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The Board Has Presided Over Long-Term Operating Underperformance

Primo’s return on invested capital (ROIC) has been particularly poor for years. We believe the incumbent directors have failed to effectively guide management and hold it accountable for these poor results. Primo’s ROIC has not once exceeded its weighted average cost of capital (“WACC”), which we calculate at 7%.1 As we will discuss in more detail later, this point is particularly important since Primo is deploying over $200 million of shareowner capital annually for both capital expenditures and acquisitions, all of which continue to, in aggregate, generate an unacceptably low level of return.

	Fiscal Year
($mm)	2018	2019	2020	2021	2022
Net Sales	$1,791	$1,795	$1,954	$2,073	$2,215
Gross Profit	$1,024	$1,061	$1,114	$1,157	$1,293
Gross Margin %	57.2%	59.1%	57.0%	55.8%	58.4%
SG&A	$955	$962	$1,007	$1,034	$1,151
% of Net Sales	53.3%	53.6%	51.5%	49.9%	52.0%
NOPAT (1)	$106	$123	$133	$147	$163
Average Invested Capital	$2,449	$2,355	$2,535	$2,728	$2,713
ROIC (2)	4.3%	5.2%	5.3%	5.4%	6.0%

Source: Company SEC Filings, Legion Partners’ Estimates

Note: 1. Net Operating Profit After Tax (“NOPAT”) = Gross Profit – SG&A – Loss on Disposal of PP&E + Amortization Expense – Tax Expense. Assumes consistent tax rate of 25%. 2. ROIC is defined as: ROIC = NOPAT / Average Net Debt & Shareholders Equity.

Primo’s management predicted in 2022 that ROIC would begin to materially improve after years of sub-par execution:

“Our long-term organic revenue growth outlook is compelling, and we remain confident in our outlook for 2024 as we forecast high single-digit annual organic revenue growth, an updated 2024 outlook to reflect an increase in adjusted EBITDA to approximately $530 million based on our strong performance in 2022, adjusted EBITDA margins of approximately 21%, adjusted EPS of $1.10 to $1.20 per share, net leverage of less than 2.5x and ROIC greater than 12%.” – CEO Tom Harrington Speaking on Primo’s Third Quarter Earnings Conference Call on November 10, 2022 (emphasis added).

However, since that time, Primo’s management has not mentioned the 12% 2024 ROIC target in either presentation materials or in prepared remarks. Rather, the 12% ROIC target appears to have become part of a “Long-Term Growth Algorithm Outlook” in the 2023 ICR Presentation from January 2023, and then it was dropped altogether from any mention on Primo’s Fourth Quarter 2022 earnings call on February 23, 2023. We question whether this is because management has determined that it is highly unlikely that they can achieve this level of performance.

1 Source: Company SEC Filings, Capital IQ and Kroll 2022 valuation handbook and cost of capital navigator. Weighted Average Cost of Capital (“WACC”) = (Equity Value/Total Value of Capital x Cost of Equity ( + ((Debt Value/Total Value of Capital x Cost of Debt) x (1-Tax Rate)). Assumes Tax Rate of 25%.

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We Believe the Board’s Oversight of Capital Spending Needs Significant Improvement

For 2022, capital expenditures totaled $208 million, or 9.4% of revenue. This is significantly higher than the $123 million per year (2021-2025) of capital spending that Primo’s management team promised investors in August 2020 (5.4% of the average revenue forecasted at the time over the time period). Subsequently, in November 2021, management increased the guidance for annual capital spending as a percentage of revenues to 7%, and indicated they would need an incremental $50 million per year for three years to fund investments covering five areas:

•	Drive digital growth;
•	Dispenser growth through innovation;
•	Build a more efficient delivery & service fleet;
•	Invest in efficient water production lines to reduce water use and increase productivity; and
•	Drive growth in Primo Fresh (a new untested kiosk) and new filtration innovations like BIBO.

During our subsequent calls with management, we asked about the significant increases in capital spending. Frustratingly, we believe management has no good answer for why the Company’s base level spending increased so dramatically from August 2020 to November 2021. Further, when Legion inquired about the investment and return hurdles for each of the projects associated with the $50 million incremental spending, we received no response.

Management has placed a few kiosks for Primo Fresh in the field both in North America and Europe as an initial test. We asked about the location of the units so that we could visit them, but Primo’s management has thus far failed to disclose them to us, which seems to follow a troubling pattern of opacity with shareowners.

We Believe the Board Lacks Sufficient Alignment with Shareowners

We believe that the Board’s failure to create long-term value for Primo’s shareowners is in part attributable to its lack of “skin in the game” for the Company’s directors and management. We analyzed purchases and sales of Primo stock by members of the Board since November 4, 2021, the day Primo’s management first released their long-range positive outlook for 2024, stating that EBITDA would be over $500 million. Management followed up on this outlook with a full Investor Day on November 17, 2021, and discussed for the first time the 12% ROIC target for fiscal 2024.

Yet, since November 4, 2021, the Board members have sold $14.7 million worth of Primo stock in open market, including $12.4 million at an average price of $18.70 within 20 days of announcing targeted 2024 Adjusted EBITDA on November 4, 2021. We believe this speaks volumes, demonstrating a lack of conviction and confidence in Primo and its long-range plan and leaving the Board woefully misaligned with shareowners.

Our Nominees Have Extensive Experience in Water Delivery, Beverage Operations, Marketing, Diversity Equity and Inclusion, Capital Allocation and Strategic Planning and Are Well Positioned to Create Significant, Long-Term Shareowner Value

While we are concerned about Primo’s past performance, we are very excited about Primo’s future. We believe Primo has attractive end markets in the water business and a strong market position in the United States. Further, Primo’s multiple consumer price points offer its customers access to a variety of hydration options to fit any budget. We believe that over the next decade households could increasingly turn to Primo for their hydration needs as municipal water sources are woefully in need of repair given that unsafe drinking water unfortunately generates new headlines with an alarming frequency. We believe the market opportunity for Primo has never been stronger and the right Board is needed to capitalize on it.

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Legion spent significant time and energy recruiting a slate that has the experience and qualifications required to ignite a major improvement in the Board oversight of Primo. Legion’s highly-qualified, independent nominees will bring substantial and complementary skills in areas that include water delivery, beverage operations, marketing, diversity equity and inclusion, capital allocation and strategic planning:

Derek R. Lewis, age 56, is a seasoned beverage operational executive and a leading expert in diversity and inclusion initiatives.

•	Mr. Lewis retired in 2023 after working for 35 years at PepsiCo. He held numerous leadership positions across the organization, including South Division president, senior vice president and general manager of field operations, and a role as vice president, consumer and category insights.

•	From 2022 to 2023, Mr. Lewis served as President of PepsiCo Multicultural Organization, PepsiCo Beverages North America.

•	As the first president of the PepsiCo Multicultural Organization, Mr. Lewis was responsible for accelerating retailer business development in multicultural communities, expanding existing successful programming, including Pepsi Dig In and the Black Restaurant Accelerator Program, all aimed at supporting Black and Hispanic communities and leveraging the scale of PepsiCo to drive investment in and support of diverse suppliers and partners.

•	The equity focus of the Multicultural Organization included rebranding and national expansion of the successful Pepsi Stronger Together community engagement program, and elevating PepsiCo’s efforts to be an employer of choice for diverse cohorts and supporting the company’s employee resource groups to build a unified company that celebrates and thrives on the diversity of each employee.

•	Outside PepsiCo, Mr. Lewis served on the board of the American Beverage Association.

•	Mr. Lewis currently serves on the board of YMCA of Central Florida, and the Orlando Magic Youth Foundation. He also serves on the board of trustees for Hampton University. In addition, he is a member of the Executive Leadership Council, National Black MBA Association and Kappa Alpha Psi Fraternity, Inc.

•	Mr. Lewis holds a BS in Business Management from Hampton University and an MBA in Management from Xavier University.

Timothy "Tim" Hasara, age 59, is a capital markets expert with a proven investment track record who also possesses valuable experience in corporate governance.

•	Mr. Hasara is the Founder, Managing Partner, and Chief Investment Officer of Sinnet Capital Management, LLC (“Sinnet Capital”), a Microcap value fund, since 2021.

•	Prior to Sinnet Capital, Mr. Hasara spent 27 years at Kennedy Capital Management, Inc. (“KCM”) where he managed an Institutional Microcap Fund with over $1 billion in assets.

•	Mr. Hasara began his investment career at KCM in 1994 as an analyst and was promoted to Portfolio Manager in 1995 of a Small Cap Value fund with several hundred million in assets. He began working on a new flagship microcap fund in 2004 and grew it from $25 million to over $1 billion in 2021.

•	Mr. Hasara has served as Independent Director on the board of United States Antimony Corp. since 2022.

•	Additionally, Mr. Hasara serves as Treasurer and Executive Board member of St. Patrick’s Center, a large non for profit serving the homeless in St. Louis. Mr. Hasara has a bachelor’s degree in Business Administration from the University of Notre Dame and a master’s degree in Management from Johns Hopkins University.

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Henrik Jelert, age 58, is a global, customer-centric and strategic operational executive with substantial experience in business transformation and omnichannel experience, who led sustainable and significant growth and profitability expansion at Nestlé Waters.

•	Mr. Jelert served as President & CEO of ReadyRefresh, Blue Triton Brands, Inc. from 2021 to 2022, after he helped lead a successful sale of Nestlé Waters North America (“NWNA”) to One Rock Capital Partners and Metropoulos & Co. in 2021 in a $4.3 billion deal that rebranded the company as Blue Triton Brands, Inc. He directly led the sale of ReadyRefresh part of the sale, and its integration into the new PE organization.

•	Prior to the sale, Mr. Jelert served as Executive VP of ReadyRefresh, NWNA from 2015 to 2021.

•	In his roles leading ReadyRefresh, Mr. Jelert was responsible for growing the Direct-to-Consumer beverage delivery service that offers a diverse product portfolio directly to homes and businesses across the US, and led the transformation of Direct-to-Consumer business scale-up to become the #1 beverage delivery service in the US.

•	Mr. Jelert led ReadyRefresh to achieve business Carbon Neutrality in 2020, marking the first Nestlé business globally to achieve the status. He also drove diversity and inclusivity as executive sponsor and ally of the Black Employee Association, #PrideAndDiversity.

•	Mr. Jelert joined Nestlé in 2003 and held roles including Managing Director and General Manager spanning Western, Central and Eastern Europe. He was Regional Business Head for the Nestlé Waters Direct European Home and Office delivery business from 2008 to 2014 prior to joining NWNA in 2015. In 2014, he led the successful sale of Home and Office Delivery business in Europe to Eden Springs Group, which was subsequently acquired by Cott Corporation (now Primo Water).

•	Mr. Jelert holds a BS in Financial Management and a Bachelor of Commerce in Business Administration, both from The Copenhagen Business School.

Lori Tauber Marcus, age 60, is an experienced board director, executive coach and Chief Marketing Officer with over 35 years of experience in consumer-facing industries focused on beverages.

•	Ms. Marcus is the founder of Courtyard Connections, LLC, an advisory firm focused on marketing and leadership in consumer goods, retail, foodservice and consumer technology.

•	Ms. Marcus spent the majority of her career with PepsiCo, Inc. (“PepsiCo”) from 1987 to 2011 in marketing & general management positions of increasing responsibility, culminating in her appointment as Senior Vice President, Marketing Activation for PepsiCo Beverages North America.

•	After PepsiCo, she served as SVP, CMO of The Children’s Place, Inc., EVP, Chief Global Brand & Product Officer at Keurig Green Mountain, Inc., prior to its merger with Dr Pepper Snapple Group and Interim Global CMO, Peloton Interactive, Inc., prior to its initial public offering. Ms. Marcus also has significant board experience in public, private and not-for-profit companies. She presently sits on the boards of Fresh Del Monte Produce, Inc. and 24-Hour Fitness, Inc. She was formerly a board director at Phunware, Inc. from 2018 to 2021.

•	Ms. Marcus previously served on the boards of privately-held companies, including Golub Corporation, DNA Diagnostics Center and Talalay Global. She is also a long-time board member of the Multiple Myeloma Research Foundation and serves as a board director for SHARE, a women’s cancer support organization.

•	Ms. Marcus served for several years as the leader of the direct-to-patient workstream at Harvard Business School’s Kraft Precision Medicine Accelerator. From 2017 to 2020, Ms. Marcus worked with the Harvard Business School’s Kraft Precision Medicine Accelerator as Chair of Direct to Patient Initiative.

•	In addition to her board work, Ms. Marcus serves as an executive coach with Crenshaw Associates in NYC, where she coaches Fortune 500 C-suite and high potential executives.

•	Ms. Marcus earned her BS from the Wharton School of Business at the University of Pennsylvania.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of eleven (11) directors, one of whom, Stephen H. Halperin, will not be standing for re-election at the Annual Meeting. Legion believes the terms of the ten (10) remaining directors who are currently serving on the Board and standing for election expire at the Annual Meeting. Legion Partners Holdings has nominated four independent, highly-qualified nominees for election to the Board. However, until the Court or a regulator intervenes to require the Company to recognize the valid nomination of the Excluded Nominees, Legion has determined to solicit for the two (2) Legion Nominees. If the Legion Nominees are elected, they will represent a minority of the members of the Board and there can be no guarantee that the Legion Nominees will be able to implement the actions that they believe are necessary to unlock shareowner value. However, we believe the election of the Legion Nominees is an important step in the right direction for enhancing long-term value at the Company.

This Proxy Statement is soliciting proxies to elect not only the two Legion Nominees, but also the six Unopposed Company Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Exchange Act, and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. The presence of the Unopposed Company Nominees on the enclosed WHITE universal proxy card is NOT an endorsement or approval of or comment on the fitness, character, suitability and other qualifications of the Unopposed Company Nominees.

While Legion has not withdrawn its nomination of the Excluded Nominees, given the Company’s position that their nominations will not be recognized at the Annual Meeting, unless a court or regulator intervenes, Legion is providing a WHITE universal proxy card that includes only the Legion Nominees and the Company’s nominees.

THE LEGION NOMINEES

The following information sets forth, in respect of each Legion Nominee, the individual’s name, age and address; present principal occupation, business or employment and the name, principal business and address of any body corporate or other person in which the occupation or employment is carried on; material occupations, offices or employments during the preceding five years, with starting and ending dates of each and the name, principal business and address of the body corporate or other business organization in which each such occupation, office or employment was carried on; and the number of securities of each class of voting securities of the Company or any of the Company’s affiliates that the Legion Nominees and their respective associates beneficially own, or exercise control or direction over, directly or indirectly, as of the date of this Proxy Statement.

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The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Legion Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Legion Nominees.

Name, Age and Address of Nominee(1)	Present Principal Occupation, Business or Employment	Material Occupations, Offices or Employments for the Past Five Years	Number of Shares Beneficially Owned or Controlled(2)
Timothy P. Hasara (age 59) 8112 Maryland Avenue, Clayton, MO 63105 United States	Founder, Managing Partner and Chief Investment Officer of Sinnet Capital Management, LLC, since June 2021 (address: 7733 Forsyth Blvd, Clayton, MO 63105 United States).

Portfolio manager of a microcap fund at Kennedy Capital Management, Inc. from 1994 to June 2021 (address: 10829 Olive Blvd # 1, St. Louis, MO 63141 United States).

Director of United States Antimony Corporation, since August 2022 (address: P.O. Box 643, Thompson Fall, MT 59873 United States).

Treasurer and Executive Board Member of St. Patrick’s Center, since 2016 (address: 800 N. Tucker Blvd., St. Louis, MO 63101 United States).

Investment Board Member of the Burroughs Welcome Fund, since 2013 (address: P.O. Box 13901, Research Triangle Park, NC 27709-3901 United States).

Board Member of the Undergraduate Council at the University of Notre Dame, since 2015 (address: Student Center (LaFortune), 203 Cavanaugh Dr, Notre Dame, IN 46556, United States).

Beneficially owns 40,000 shares of Common Stock

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Name, Age and Address of Nominee(1)	Present Principal Occupation, Business or Employment	Material Occupations, Offices or Employments for the Past Five Years	Number of Shares Beneficially Owned or Controlled(2)

Derek Lewis (age 56) 9934 Lake Louise Drive, Windermere, FL 34786 United States	Retired, since December 2022.

President, Multicultural Business and Equity Development at PepsiCo North America, from January 2022 to December 2022 (address: 700 Anderson Hill Road, Purchase, NY 10577 United States).

President of the Pepsi Beverages North America, South Division, from January 2019 to January 2022 (address: 700 Anderson Hill Road, Purchase, NY 10577 United States).

Senior Vice President & General Manager, Field Sales Operations at Pepsi North America, from 2012 to December 2018 (address: 700 Anderson Hill Road, Purchase, NY 10577 United States).

Board Member of the American Beverage Association, from 2017 to December 2022 (address: 1275 Pennsylvania Ave. NW, Suite 1100, Washington, DC 20004 United States).

Board Member of the Orlando Magic Youth Foundation, since 2017 (address: 8701 Maitland Summit Blvd, Orlando, FL 32810-5915).

Board Member of the YMCA of Central Florida, since 2012 (address: 433 N Mills Ave, Orlando, FL 32803).

Board Trustee for Hampton University, since 2015 (address: 100 E Queen St, Hampton, VA 23669).

Beneficially owns 1,700 shares of Common Stock.

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Notes:

(1)	None of the Legion Nominees has been or is currently a director of the Company, nor have any of the Legion Nominees held any other position or office with the Company or any of its affiliates.

(2)	The information concerning the securities beneficially owned, directly or indirectly, or over which control or direction is exercised, not being within the knowledge of Legion, has been furnished by the respective Legion Nominee.

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Timothy P. Hasara, age 59, is the Founder, Managing Partner and Chief Investment Officer of Sinnet Capital Management, LLC, a microcap value fund (“Sinnet”) (address: 7733 Forsyth Blvd, Clayton, MO 63105), since June 2021. Prior to founding Sinnet, Mr. Hasara served as a portfolio manager of a microcap fund at Kennedy Capital Management, Inc., an institutional microcap fund with over $1 billion in assets (address: 10829 Olive Blvd # 1, St. Louis, MO 63141), from 1994 to June 2021. Mr. Hasara has served on the Board of United States Antimony Corporation (NYSEAMERICAN: UAMY), a producer of antimony products (address: P.O. Box 643, Thompson Fall, MT 59873), since August 2022. Additionally, Mr. Hasara has served as Treasurer and Executive Board member of St. Patrick’s Center, a large non-profit serving the homeless in St. Louis (address: 21 T. W. Alexander Drive, Research Triangle Park, NC 27709), since 2016; a member of the Investment Board of the Burroughs Welcome Fund, a $1 billion fund providing research grants for healthcare and science (address: 21 T. W. Alexander Drive, Research Triangle Park, NC 27709; P.O. Box 13901, Research Triangle Park, NC 27709-3901), since 2013; and as a member of the board of the Undergraduate Council at the University of Notre Dame (address: Student Center (LaFortune), 203 Cavanaugh Dr, Notre Dame, IN 46556), since 2015. Mr. Hasara received a B.B.A from the University of Notre Dame and a Master’s Degree in Management from Johns Hopkins University.

Legion believes Mr. Hasara’s strong track record as a portfolio manager and his expertise in corporate governance, investor relations and financial analysis, will make him a strong contributor to the Board.

Derek R. Lewis, age 56, most recently served as President, Multicultural Business and Equity Development at PepsiCo North America (“Pepsi NA”), the North America focused subsidiary of PepsiCo, Inc. (NYSE: PEP) (“Pepsi”), a global food and beverage company (address: 700 Anderson Hill Road, Purchase, NY 10577), from January 2022 to December 2022. Mr. Lewis is a 30+ year Pepsi veteran, serving in numerous leadership positions across the organization in roles of increasing responsibility, including as President of the Pepsi Beverages North America, South Division (“Pepsi NA South”), a beverage products subsidiary of Pepsi (address: 700 Anderson Hill Road, Purchase, NY 10577), from January 2019 to January 2022; as Senior Vice President & General Manager, Field Sales Operations at Pepsi NA(address: 700 Anderson Hill Road, Purchase, NY 10577), from 2012 to December 2018; as Senior Vice President & General Manager of Pepsi NA South, from 2008 to 2012, as well as in a number of sales, operational and management roles at Pepsi, from 1988 to 2008. Additionally, Mr. Lewis serves on the Board of Directors of the Orlando Magic Youth Foundation, a non-profit organization dedicated to helping children in central Florida (address: 8701 Maitland Summit Blvd, Orlando, FL 32810-5915), since 2017; the YMCA of Central Florida, a non-profit organization dedicated to helping the central Florida community (address: 433 N Mills Ave, Orlando, FL 32803), since 2012; the Board of Trustees for Hampton University, a private university (address: 100 E Queen St, Hampton, VA 23669), since 2015, and Lake Highland Preparatory School, a private preparatory school (address: 901 Highland Ave, Orlando, FL 32803), since 2013. Previously, Mr. Lewis served on the Board of Directors of the American Beverage Association, a trade association representing America’s non-alcoholic beverage industry (address: 1275 Pennsylvania Ave. NW, Suite 1100, Washington, DC 20004), from 2017 to December 2022. Mr. Lewis received his B.S. from Hampton University in Virginia and his Executive MBA from Xavier University in Ohio.

Legion believes Mr. Lewis’ extensive experience in management, sales, marketing and operations in the beverage products industry as well as his demonstrated ability to serve as a strategic leader, will make him a strong contributor to the Board.

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As noted above, while Legion has not withdrawn its nomination of the Excluded Nominees, given the Company’s position that their nominations will not be recognized at the Annual Meeting, unless a court or regulator intervenes, Legion is providing a WHITE universal proxy card that includes only the Legion Nominees and the Company’s nominees. Legion nonetheless is providing information regarding the Excluded Nominees as if they were directors up for election at the Annual Meeting.

The following information sets forth, in respect of each Excluded Nominee, the individual’s name, age and address; present principal occupation, business or employment and the name, principal business and address of any body corporate or other person in which the occupation or employment is carried on; material occupations, offices or employments during the preceding five years, with starting and ending dates of each and the name, principal business and address of the body corporate or other business organization in which each such occupation, office or employment was carried on; and the number of securities of each class of voting securities of the Company or any of the Company’s affiliates that the Excluded Nominees and their respective associates beneficially own, or exercise control or direction over, directly or indirectly, as of the date of this Proxy Statement.

Henrik Jelert (age 58) 50 Clinton Street, #7A, New York, NY 10002 United States	Independent Consultant, since February 2022 (address: 50 Clinton Street, #7A, New York, NY 10002 United States).

President and Chief Executive Officer of ReadyRefresh USA, from March 2021 to February 2022 (address: 6661 Dixie Hwy Ste 4, Louisville, KY 40258 United States).

Executive Vice President of ReadyRefresh USA, from 2015 to March 2021 (address: 6661 Dixie Hwy Ste 4, Louisville, KY 40258 United States).

Beneficially owns 30,000 shares of Common Stock.
Lori T. Marcus (age 60) c/o Courtyard Connections, LLC, 17 Village Drive, New Canaan, CT 06840 United States	Founder of Courtyard Connections, LLC, since September 2015 (address: c/o Courtyard Connections, LLC, 17 Village Drive, New Canaan, CT 06840 United States).

Executive Advisor with Crenshaw Associates, LLC, since September 2019 and as a manager of its Director Prep Practice program, since January 2022 (address: 405 Lexington Ave, 9th Floor New York, NY 10174 United States).

Chair of the Direct to Patient Initiative with the Harvard Business School’s Kraft Precision Medicine Accelerator, from 2017 to June 2020 (address: Harvard Business School, Cotting House, Boston, MA 02163 United States).

Board Member of Fresh Del Monte Produce Inc., since May 2021 (address: c/o Del Monte Fresh Produce Company, Coral Gables, FL 33134 United States).

Board Member of 24-Hour Fitness, Inc., since January 2021 (address: 12647 Alcosta Blvd, Suite 500, San Ramon, CA 94583 United States).

Board Member of Phunware, Inc., from December 2018 to September 2021 (address: 1002 West Avenue, Austin, TX 78701 United States).

Board Member of Golub Corporation, from October 2018 to November 2021 (address: 461 Nott St, Schenectady, NY 12308 United States).

Board Member of DNA Diagnostics Center, Inc., from 2016 to August 2021 (address: DNA Technology Park 1 DDC Way Fairfield, OH 45014).

Board Member of Latex Foam International, LLC (d/b/a Talalay Global), from February 2018 to June 2020 (address: 510 River Road Shelton CT 06484 United States).

Board Member of the Multiple Myeloma Research Foundation, since 2004 (address: 383 Main Avenue, 5th Floor, Norwalk, CT 06851).

Beneficially owns 100 shares of Common Stock.
Notes:
(1)	None of the Excluded Nominees has been or is currently a director of the Company, nor have any of the Excluded Nominees held any other position or office with the Company or any of its affiliates.
(2)	The information concerning the securities beneficially owned, directly or indirectly, or over which control or direction is exercised, not being within the knowledge of Legion, has been furnished by the respective Excluded Nominee.

Henrik Jelert, age 58, is currently an independent consultant and most recently served as President and Chief Executive Officer of ReadyRefresh USA (“ReadyRefresh”), a bottled water services company and subsidiary of BlueTriton Brands, Inc. (formerly Nestlé Waters North America, Inc.) (address: 6661 Dixie Hwy Ste 4, Louisville, KY 40258), from March 2021 to February 2022, and previously served as Executive Vice President of ReadyRefresh, from 2015 to March 2021. He has also served in a variety of roles of increasing responsibility at Nestlé Waters Group, Europe, a bottled water products division at Nestlé S.A. (“Nestlé”), from 2008 to 2014, including as Regional Business Head, from 2008 to 2014; General Manager and Chief Operating Officer of Western Europe, from 2007 to 2008; Regional Managing Director of Nestlé Waters Direct, Central & Eastern Europe, from 2005 to 2007; and as Managing Director of Nestlé Waters Direct, from 2003 to 2005. Prior to joining Nestlé, Mr. Jelert served as President and Chief Executive Officer of Fomar Roulunds S.A., an automotive parts company, from 2001 to 2003; Deputy Managing Director and Chief Financial Officer of House of Prince Poland S.A., a consumer packaged goods company, from 1993 to 2001; and Project Manager of Superbyg A/S, a division of Det Danske Traelastkompagni and retailer and distributor of building materials, from 1992 to 1993. Additionally, Mr. Jelert served as a member on the Board of Directors and Executive Committee of the European Bottled Water Cooler Association, a non-profit organization representing the interests of the water cooler industry in Europe, from 2007 to 2010. Mr. Jelert received his B.Sc. and B. Comm. in Business Administration and Financial Management from the Copenhagen Business School and completed the Nestlé Leadership Program led by the London Business School and the International Institute for Management Development.

Legion believes Mr. Jelert’s considerable executive leadership experience across multiple industries, including direct-delivery bottled water and consumer packaged goods, as well as his demonstrated expertise in strategic turnarounds, mergers and acquisitions, operations, marketing and finance will make him a valuable contributor on the Board.

Lori T. Marcus, age 60, currently serves as the founder of Courtyard Connections, LLC, an advisory firm focused on marketing and leadership in consumer goods, retail, food service, and consumer technology, since September 2015, and serves as an Executive Advisor with Crenshaw Associates, an advisory firm serving senior executives and leading corporations (address: 405 Lexington Ave, 9th Floor New York, NY 10174), since September 2019, and as a manager of its Director Prep Practice program, since January 2022. Prior to that, Ms. Marcus served as Chair of the Direct to Patient Initiative with the Harvard Business School’s Kraft Precision Medicine Accelerator (address: Harvard Business School, Cotting House, Boston, MA 02163), from 2017 to June 2020. In 2016, Ms. Marcus served as Interim Chief Marketing Officer for Peloton Interactive, Inc. (NASDAQ: PTON), a global fitness platform, prior to its initial public offering. From 2013 to 2015, Ms. Marcus was the Executive Vice President and Chief Global Brand and Product Officer at Keurig Green Mountain, Inc. (formerly NASDAQ: GMCR), a coffee and coffee products company. From 2011 to 2012, she served as Chief Marketing Officer at The Children’s Place, Inc. (NASDAQ: PLCE), a children’s clothing company. Ms. Marcus previously spent 24 years with PepsiCo, Inc. (NASDAQ: PEP) in marketing and general management positions of increasing responsibility, culminating in her appointment as Senior Vice President, Marketing Activation for PepsiCo Beverages, North America. Additionally, Ms. Marcus has served on the board of Fresh Del Monte Produce Inc. (NYSE: FDP), a global food and produce company (address: c/o Del Monte Fresh Produce Company, Coral Gables, FL 33134), since May 2021. Since January 2021, Ms. Marcus has served on the board of directors of 24-Hour Fitness, Inc., a privately-held fitness company (address: 12647 Alcosta Blvd, Suite 500, San Ramon, CA 94583), including as Chair of its compensation committee. Previously, Ms. Marcus served on the board of directors of Phunware, Inc. (NASDAQ: PHUN), an enterprise software company (address: 1002 West Avenue, Austin, TX 78701), from December 2018 to September 2021. Also, Ms. Marcus previously served on the boards of the following privately-held companies: Golub Corporation, a supermarket operator (address: 461 Nott St, Schenectady, NY 12308), from October 2018 until its merger with Top’s Market Corporation in November 2021; DNA Diagnostics Center, Inc., a leading provider of private DNA testing (address: DNA Technology Park, 1 DDC Way Fairfield, OH 45014) which was acquired by Eurofins Scientific SE in 2021; and Latex Foam International, LLC (d/b/a Talalay Global), a manufacturer and seller of luxury beds, mattresses and other add-on sleeping materials (address: 510 River Road, Shelton CT 06484) which was acquired by Artilat NV in 2020, from February 2018 to June 2020. Since 2004, Ms. Marcus has served on the board of directors of the Multiple Myeloma Research Foundation (address: 383 Main Avenue, 5th Floor, Norwalk, CT 06851). Ms. Marcus received her B.S. from the Wharton School of Business at the University of Pennsylvania. The Nominating Shareowner believes Ms. Marcus brings to the Board strategic vision, strong business and general management acumen with direct-to-consumer expertise in e-commerce, and digital marketing and social media expertise to grow consumer-facing businesses worldwide.

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Legion believes Ms. Marcus brings to the Board strategic vision, strong business and general management acumen with direct-to-consumer expertise in e-commerce, digital marketing and social media to grow consumer-facing businesses worldwide.

As of the date hereof, Mr. Hasara directly beneficially owns 40,000 shares of Common Stock. As of the date hereof, Mr. Jelert directly beneficially owns 30,000 shares of Common Stock. As of the date hereof, Mr. Lewis beneficially owns 1,700 shares of Common Stock in an account jointly held with his spouse. As of the date hereof, Ms. Marcus beneficially owns 100 shares of Common Stock in an account jointly held with her spouse. For information regarding transactions in securities of the Company during the past two years by Messrs. Hasara, Jelert and Lewis and Ms. Marcus, please see Schedule I.

Each of the Legion Nominees and Ms. Marcus is a citizen of the United States of America. Mr. Jelert is a citizen of Denmark.

Each of the Legion Nominees and Excluded Nominees has consented to being named as a Legion Nominee or Excluded Nominee, as applicable, herein, to being nominated by Legion as a director for election at the Annual Meeting, to being named as a Legion Nominee or Excluded Nominee in this Proxy Statement in connection with the Annual Meeting and to serve as a director of the Company, if elected. If elected, each Legion Nominee and Excluded Nominee will hold office until the close of the next annual meeting of shareowners of the Company or until his or her successor is elected or appointed, unless his or her office is earlier vacated. Each Legion Nominee and Excluded Nominee qualifies as independent of Primo under applicable Canadian securities laws and TSX rules. Except as otherwise disclosed herein, no Legion Nominee or Excluded Nominee is presently a director of any issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction.

We believe that each Legion Nominee and Excluded Nominee presently is, and if elected as a director of the Company, each Legion Nominee and Excluded Nominee would qualify as, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Legion acknowledges that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Legion acknowledges that if any Legion Nominee or Excluded Nominee is elected, the determination of such nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. None of the Legion Nominees or Excluded Nominees is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

On March 6, 2023, the Participants entered into the Group Agreement (the “Group Agreement”) in connection with the Annual Meeting, pursuant to which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D and any amendments thereto, with respect to the securities of the Company, to the extent required by applicable law, if applicable, (b) the Legion Nominees and Excluded Nominees agreed to provide Legion advance written notice prior to effecting any purchase, sale, acquisition or disposition of any securities of the Company which he or she has, or would have, direct or indirect beneficial ownership so that Legion has an opportunity to pre-clear any such potential transaction by each Nominee, (c) the Legion Nominees and Excluded Nominees agreed not to undertake or effect any purchase, sale, acquisition or disposition of any securities of the Company without the prior written consent of Legion, (d) the Participants agreed to solicit proxies or written consents for the election of the Legion Nominees and Excluded Nominees to the Board at the Annual Meeting, (e) the Participants agreed to take such action as they deem advisable and all other action necessary or advisable to achieve the foregoing, and (f) Legion has the right to pre-approve all expenses incurred in connection with the group’s activities and agreed to pay directly such pre-approved expenses.

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On March 6, 2023, Legion Partners Holdings entered into letter agreements (the “Indemnification Agreements”) with each of the Legion Nominees and Excluded Nominees pursuant to which Legion Partners Holdings agreed to indemnify each such nominee against claims arising from the solicitation of proxies at the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against any such nominee in his or her capacity as a director of the Company, if so elected.

Except as otherwise set forth in this proxy statement (including the Schedules hereto), (i) during the past 10 years, none of the Legion Nominees or Excluded Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Legion Nominee or Excluded Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Legion Nominee or Excluded Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Legion Nominee or Excluded Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Legion Nominee or Excluded Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Legion Nominee, Excluded Nominee nor any of his or her associates is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Legion Nominee or Excluded Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Legion Nominee or Excluded Nominee owns beneficially, directly or indirectly, any securities of any affiliate of the Company; (ix) no Legion Nominee or Excluded Nominee nor any of his or her affiliates, associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, which transaction has materially affected or will materially affect the Company or any of its affiliates or in which the amount involved exceeds $120,000; (x) no Legion Nominee or Excluded Nominee nor any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Legion Nominee or Excluded Nominee or any of their respective associates has a substantial or material interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting, other than the election of directors; (xii) no Legion Nominee or Excluded Nominee holds any positions or offices with the Company; (xiii) no Legion Nominee or Excluded Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Legion Nominees or Excluded Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Legion Nominee or Excluded Nominee or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Legion Nominees or Excluded Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past ten years, (b) there are no relationships involving any Legion Nominee or Excluded Nominee or any Legion Nominee’s or Excluded Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such nominee been a director of the Company, and (c) none of the Legion Nominees or Excluded Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

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Except as otherwise disclosed herein, none of the Legion Nominees or Excluded Nominees is, as of the date hereof, or has been, within the 10 years before the date hereof (i) a director, chief executive officer or chief financial officer of any company (including the Company) that was (a) subject to an order (including a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation) for a period of more than 30 consecutive days, that was issued while such Legion Nominee or Excluded Nominee was acting in the capacity as director, chief executive officer or chief financial officer or (b) subject to an order (including a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation) for a period of more than 30 consecutive days, that was issued after such Legion Nominee or Excluded Nominee ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; (ii) a director or executive officer of any company (including the Company) that, while acting in that capacity or within a year of ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (iii) become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such Legion Nominee or Excluded Nominee. Ms. Marcus served as a director of Latex Foam International, LLC from February 2018 to June 2020. On August 8, 2019, Latex Foam International, LLC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Connecticut and was subsequently acquired by Artilat NV, a latex foam products company.

None of the Legion Nominees or Excluded Nominees has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in deciding whether to vote for a proposed director.

Except as otherwise disclosed herein, to the knowledge of the Legion Nominees or Excluded Nominee, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to be voted at the Annual Meeting. To the knowledge of the Legion Nominees or Excluded Nominees, no change in the effective control of the Company has occurred since the beginning of the Company’s last financial year.

We do not expect that any of the Legion Nominees or Excluded Nominees will be unable to stand for election, but, in the event any Legion Nominee or Excluded Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Legion Nominee or Excluded Nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of Common Stock represented by the enclosed WHITE universal proxy card will be voted for such substitute nominee(s). In the event Legion nominates substitute and/or additional nominees, as applicable, prior to the Annual Meeting, it will file an amended proxy statement identifying such nominees, disclosing whether such nominees have consented to being named in the revised proxy statement and to serve as a director of the Company if elected, and otherwise disclose such other information required by applicable law.

Legion will be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareowners will have the ability to vote for up to ten (10) nominees on Legion’s enclosed WHITE universal proxy card. There is no need to use the Company’s Blue proxy card or voting instruction form, regardless of how you wish to vote.

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The Board has decided to reject the nomination of the two Excluded Nominees that were validly nominated, claiming they have failed to disclose certain information, which we note is not otherwise required disclosure under applicable securities law. We firmly dispute the Board’s decision to try to exclude the Excluded Nominees from their Blue universal proxy card and not recognize their valid nomination by Legion at the Annual Meeting. Legion has filed an Application in the Court, seeking, among other things, a declaration that Legion’s nomination of all of its nominees, including the Excluded Nominees, is valid and an order compelling the Company to amend and recirculate its proxy statement for the Annual Meeting to include a universal proxy card including the Excluded Nominees. We have also requested that the Ontario Securities Commission and the TSX intervene to require, among other things, that the Company re-issue its proxy materials to include all of Legion’s nominees, including the Excluded Nominees.

We expect that we will be successful in one or more of these proceedings and our slate of four, including the Excluded Nominees, will be fully recognized as candidates to the Board at the Annual Meeting. However, there can be no assurance that the Court or a regulator will find in our favor. The Company has disclosed in its proxy statement that if a court determines that Legion’s nomination notice is valid with respect to either or both of the Excluded Nominees, all votes received on the Company’s Blue proxy card will be disregarded and the Annual Meeting may need to be rescheduled. Similarly, if we are successful in Court or with a regulator all votes received on our WHITE proxy card will be disregarded and we will disseminate new proxy materials and a new proxy card that will include the Excluded Nominees.

While Legion has not withdrawn its nomination of the Excluded Nominees, given the Company’s position that their nominations will not be recognized at the Annual Meeting, unless a court or regulator intervenes, Legion is providing a WHITE universal proxy card that includes only the Legion Nominees and the Company’s nominees.

The Unopposed Company Nominees that Legion does not oppose to serve as a director with the Legion Nominees are Britta Bomhard, Susan E. Cates, Eric J. Foss, Thomas J. Harrington, Archana Singh and Steven P. Stanbrook. Certain information about the Unopposed Company Nominees are set forth in the Company’s proxy statement. Legion is not responsible for the accuracy of any information provided by or relating to Primo or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Primo or any other statements that Primo or its representatives have made or may otherwise make. The presence of the Unopposed Company Nominees on the enclosed WHITE universal proxy card is NOT an endorsement or approval of or comment on the fitness, character, suitability and other qualifications of the Unopposed Company Nominees.

We do not recommend that shareowners vote for Jerry Fowden, Gregory Monahan, Billy D. Prim and Eric Rosenfeld who have been nominated by the Company. Messrs. Fowden and Prim are ex-CEOs of the Company and Messrs. Monahan and Rosenfeld work for the same activist hedge fund, which fund has sold most of their position in the Company. Mr. Fowden and Mr. Rosenfeld have leadership roles on the Board, currently serving as Chairman of the Board and Lead Independent Director, respectively. Mr. Rosenfeld is also Chair of the Board’s ESG and Nominating Committee. Collectively, these four incumbent directors have an average tenure of 16 years. Given their long tenures and credentials, we struggle to understand how the perspectives of two ex-CEOs and two hedge fund managers who work at the same firm are additive to the Board. We also find these directors most responsible for the Company’s stagnant performance and strongly believe that if the power dynamics were changed, the Board may begin to function better.

Stockholders are permitted to vote for less than ten (10) or any combination (up to ten (10) total) of the Legion Nominees and the Company’s nominees on the WHITE universal proxy card. IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THE PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE LEGION NOMINEES ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD.

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PROPOSAL NO. 2

APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company has proposed that the shareowners approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2023 fiscal year. Additional information regarding this proposal is contained in the Company’s proxy statement.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS 2023 FISCAL YEAR AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking shareowners to approve, on an advisory basis, the Company’s compensation of its named executive officers as described under “Compensation Discussion and Analysis” in the Company’s proxy statement. Accordingly, the Company is asking shareowners to vote for the following resolution:

“Be it resolved as a resolution of the shareowners that Primo’s shareowners hereby approve, on an advisory basis, the compensation paid to Primo Water Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.”

As discussed in the Company’s proxy statement, while the vote on the executive compensation resolution is non-binding, the Board and the Compensation Committee will review and take into consideration the voting results when making future decisions regarding executive compensation for the Company’s named executive officers.

It is our view that poorly aligned compensation structures facilitate poor performance, and importantly provide a reflection on the Board that fails to properly utilize this tool, along with shareowner capital, in an effective and efficient manner.

We recommend voting against Primo’s advisory vote on executive compensation to help communicate to the Board that substantive improvements are needed to better align its compensation program with long-term shareowners and provide clear incentives for improved capital efficiency and superior share performance.

Notably, Glass Lewis has rated Primo’s executive compensation program a “D” (on a scale of “A” to “F”) for its three most recent fiscal years for which a report is available (2019, 2020, 2021), stating that the Company “paid moderately more than its peers but performed worse than its peers.”

While we acknowledge that the Board has made some changes to its executive compensation program in recent years, we believe those changes have not gone far enough. For example, the Board recently implemented a change to add revenue as a performance measure related to the grant of performance-based restricted shares. In our view, this is an ineffective metric for several reasons. First, the Company’s annual incentive structure has already accounted for revenue as one of the program’s three measures for years. While we are generally comfortable with revenue as a key performance indicator (“KPI”) in a short-term incentive structure, we believe it does not make sense to overcompensate for revenue by duplicating the measure in the long-term plan and effectively pay for the same performance twice.

Further, we believe a simple revenue metric is not an ideal metric for a long-term incentive structure because it prioritizes growth for growth’s sake, rather than incentivizing the efficient and profitable growth required to build sustainable shareowner value over time. We have concerns that Primo has masked lackluster organic customer growth and weak customer retention in its largest segment, Water Direct, by making costly tuck-in acquisitions, which have ultimately increased gross revenue and allowed management to hit its misaligned performance metrics.

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The Board also recently changed its compensation program to add ROIC to the performance measures related to performance-based share grants. We agree with this change but remain concerned with the lack of transparency with respect to these performance thresholds given that the Company does not disclose any information about what levels of ROIC management must achieve to receive awards. Accordingly, we cannot assess whether these substantial equity grants really provide the necessary incentive to drive much needed improvement.

For these reasons, among others, we recommend voting AGAINST Primo’s advisory vote on executive compensation and intend to vote our shares AGAINST this proposal.

WE RECOMMEND SHAREOWNERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking shareowners to vote, on a non-binding, advisory basis, for their preference as to how frequently the Company should seek future advisory votes on the compensation of its named executive officers in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. Accordingly, the Company is asking shareowners to indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. The text of the resolution is as follows:

“Be it resolved as a resolution of the shareowners that the shareowners determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the named executive officers of the Company as set forth in the Company’s proxy statement should be every year, every two years, or every three years.”

As discussed in the Company’s proxy statement, while the vote on the frequency of an advisory vote on executive compensation resolution is non-binding, the Board will review and take into consideration the voting results when making future decisions regarding the frequency of holding an advisory vote on executive compensation for the Company’s named executive officers. According to the Company’s proxy statement, the Board recommends that you vote to conduct a non-binding, advisory vote on executive compensation once “every year.”

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE FREQUENCY OF A NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION AND INTEND TO VOTE OUR SHARES TO CONDUCT A NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY “1 YEAR” ON THIS PROPOSAL.

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PROPOSAL NO. 5

APPROVAL OF THE COMPANY’S BYLAWS

As discussed in further detail in the Company’s proxy statement, the Company has proposed that shareowners approve the ordinary resolution to confirm the By-Laws adopted by the Board on November 8, 2022, the full text of which is included as Appendix B to the Company’s proxy statement.

We believe that the adoption of the By-Laws by the Board is an attempt to thwart the shareowners’ fundamental right to nominate proposed directors to the Board and an attempt to disenfranchise shareowners and entrench the incumbent Board. In particular, the advance notice provisions of the By-Laws introduce what we believe are unreasonably onerous and ambiguous requirements that have been criticized in the Canadian marketplace by shareowners, proxy advisors and the governance community, including:

-	to require each nominee to complete a lengthy director questionnaire that includes disclosures not required under applicable law, which the Company has now used to try to invalidate the nominations of Mr. Jelert and Ms. Marcus;

-

a new power allowing the Company broad discretion to request additional information following the submission of the questionnaire (a provision substantially similar in scope to one of the by-law provisions that Primo decided to remove from proposed by-law amendments at the 2021 Annual Meeting after ISS recommended a vote Against a proposal that bundled new bylaw amendments and articles with a continuance proposal and, as Primo disclosed, was based on feedback from shareowners and institutional shareholder advisors. Notably, the new power is one that conflicts with clear guidance in TSX Staff Notice 2017-0001, as further described below); and

-	a requirement that the Company now claims has accelerated the deadline for shareowners to deliver all of the information requirements set forth in the By-Laws in order to nominate, from 30 days before the Annual Meeting to the deadline required under SEC Regulation 14A, which generally requires delivery of minimal information by 60 days from the anniversary of the prior year’s annual meeting.

We believe that these advance notice provisions are primarily designed to frustrate shareowners’ ability to exercise their right to propose director nominees and entrench the incumbent Board in the face of ongoing shareowner criticism of the Company’s and Board’s poor performance.

Specifically, we note that in TSX Staff Notice 2017-0001, the TSX cites “[r]equiring the nominating security holder to provide unduly burdensome or unnecessary disclosure” as an example of “provisions in Advance Notice Policies that frustrate or circumvent the policy objectives of the Director Election Requirement.” This TSX guidance in the Staff Notice is consistent with the proxy voting guidelines for TSX-listed companies issued by ISS in December 2022, in which it cites as an example of features that may be considered problematic under Canadian advance notice policies “any disclosure request within the advance notice requirement, or the company’s ability to request additional disclosure of the nominating shareholders or the shareholder nominees that exceeds what is required in a dissident proxy circular or goes beyond what is required under law or regulation”. [emphasis added]

We note that the two purported omissions the Company claims as the basis for excluding Mr. Jelert and Ms. Marcus are disclosures not required to be disclosed under U.S. or Canadian securities law or regulation in a dissident proxy statement/proxy circular.

ACCORDINGLY, WE STRONGLY RECOMMEND THAT SHAREOWNERS VOTE “AGAINST” THE APPROVAL OF THE BYLAWS.

In our view, the following timeline of events demonstrates a pattern of behavior by the Company of using its by-laws to secure outsized and atypical powers for the Board and seeking to avoid shareowner scrutiny. In summary:

•	On March 25, 2021, Primo filed its proxy statement in connection with the 2021 Annual Meeting to approve the continuance of Primo from the CBCA to the OBCA for the express purpose of eliminating the requirements to have Canadian directors on its Board.

•	On April 15, 2021, ISS issued its report to institutional shareowners in respect of the 2021 Annual Meeting. In its report, ISS recommended that shareowners vote against the continuance, noting that the proposed articles and by-laws bundled with the continuance resolution contained provisions that are problematic from a corporate governance perspective.

•

On April 22, 2021, Primo filed an amendment to its proxy statement in connection with the 2021 Annual Meeting to provide for a number of amendments to the by-laws set out in Primo’s March 25, 2021 proxy statement. Primo stated that these amendments were being made following discussions the Company had with shareowners and institutional shareowner advisors. Among other key changes the Company made, presumably in order to satisfy its shareowners, was the removal of the Company’s blanket discretion to require a proposed nominee to furnish additional information. In this regard, the Company stated the following in its April 22, 2021 amended proxy statement:

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o	“The Proposed By-laws, as disclosed in the Proxy Statement, stated that the Company could require any proposed nominee to furnish such other information as the Company may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareowner’s understanding of the independence, or lack thereof, of such proposed nominee. The updated Proposed By-laws would remove the Company’s blanket discretion to require such additional information” (emphasis added)”; and

o	“The Company believes these changes, and those previously disclosed in the Proxy Statement, are favorable to shareowners, less restrictive than the Company’s existing advance notice by-law and consistent with the guidance of the Toronto Stock Exchange and best corporate governance practices” (emphasis added).

•	Even after these changes were made ISS nevertheless maintained its negative recommendation regarding the continuance stating that, “[w]hile the proposed changes align the [advance notice by-law] with Canadian market best practices, the Articles and Proposed By-Laws continue to contain certain other provisions which are deemed problematic from a corporate governance perspective. As such, the continuance resolution is not supported”.

•	At the 2021 Annual Meeting, the continuance was approved by the narrowest of margins with 67.78% of the votes cast “for” the continuance resolution. The applicable approval threshold was 66.67%. No separate vote was provided to shareowners on the by-laws. Accordingly, a shareowner could not vote in favor of the continuance and against the adoption of the by-laws.

•	As detailed elsewhere in this proxy statement, beginning on September 13, 2022, Legion began reaching out to the Company to seek a discussion of the Company’s recent business performance and outlook. Legion’s efforts to contact the Company persisted for two months before the Company finally agreed to a meeting. Within two months of Legion’s outreach, and three days prior to first meeting with Legion, and with full awareness of Legion’s intentions to engage with the Company, the Company passed an amendment to its by-laws, effectively restoring the offensive provisions it had removed in the previous year in order to secure the vote of shareowners in support of the continuance.

•	On November 8, 2022, the Board adopted the Bylaws, which contain US-style advance notice provisions, including requiring the completion by nominees of the Company’s form of questionnaire and provisions that give a company blanket discretion to require a nominating shareowner to submit additional information in respect of its proposed nominees and respond to information requests without regard to whether any of the additional information is required to be disclosed in the dissident’s proxy circular. The Bylaws came into effect immediately upon being passed by the Board and remain in effect until the Annual Meeting at which they may be rejected or approved by shareowners, notwithstanding the controversy that surrounded these provisions in the previous year and the Company’s commitment to shareowners to remove them. The Board also made the extraordinary decision to apply these amendments to the very meeting of shareowners at which they were to be considered and in the face of an expected challenge from its own shareowners.

•	Despite all of the controversy in the prior year concerning by-law provisions to the same effect, the Company seemingly did not consider these amendments to be worthy of disclosure by press release or to otherwise be brought to the attention of its shareowners. The only public disclosure was in Primo’s Form 10 –Q dated November 10, 2022 starting on page 43 of a 46 page document under what appears to be a misleading and innocuous heading, “Part II. Other Information – Item 5. Other Information” (emphasis added), notwithstanding that these amendments strike at the very core of the shareowner franchise.

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•	The Company also purports to rely on these amendments to accelerate the director nomination deadline from April 3 to March 13, 2023, despite its own disclosure in the Company’s proxy statement appearing to validate Legion’s argument that the current nomination deadline under the Bylaws is April 3, 2023. As clearly stated in the Company’s own proxy statement, under “PROCEDURE FOR CONSIDERING SHAREOWNER PROPOSALS,” the Company appears to acknowledge a separate earlier deadline from its advance notice deadline to comply with the SEC’s new universal proxy card rules, noting that such earlier deadline must provide notice that simply “sets forth the information required by Rule 14a-19 under the Exchange Act”.

•	The Company now attempts to reject Legion’s valid nomination claiming deficiencies in the disclosures that the Board unilaterally imposed upon Legion’s nominees, which had the Bylaws not been amended without shareowner approval, would not be at issue today or require Legion to seek legal remedy.

As stated above, we believe the Bylaws incorporate onerous requirements, including the blanket discretion to require a proposed nominee to furnish additional information that the Company previously deleted from its bylaws in 2021 and which are inconsistent with longstanding governance guidelines of proxy advisors and the governance community in Canada. Further, our greatest concerns regarding the new requirement to complete director questionnaires in order to nominee have already been realized. Rather than permit shareowners to vote on all four of Legion’s nominees – and simply detail the Board’s views on the qualifications of the Excluded Nominees, the Company is weaponizing the Bylaws to invalidate the nomination of the two Excluded Nominees – thereby circumventing a fundamental right of shareowners to have a choice on who should join the Board, a choice they would otherwise have if the questionnaire requirement was not approved by the Board unilaterally.

In our view, these provisions threaten to limit shareowners’ ability to effect Board change. That, we believe, will weaken mechanisms that ensure the accountability of the Board and that act as important checks and balances in our corporate governance system to the disadvantage of all shareowners. We further believe that these provisions have the effect of favoring the incumbent Board and management, providing opportunities for the Company to seek to invalidate nominations and thwart shareowners’ fundamental rights to nominate directors to the Board. In our view, the shareowner franchise is the ideological underpinning upon which the legitimacy of directorial power rests and a shareowner’s right to nominate and vote is one of the most fundamental rights of owning stock in a company. For these reasons, we believe the preservation of these fundamental rights requires that you vote AGAINST approval of the Bylaws.

Additional information regarding this proposal is contained in the Company’s proxy statement.

WE RECOMMEND AND STRONGLY URGE YOU TO VOTE “AGAINST” THE APPROVAL OF THE BYLAWS ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD.

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VOTING AND PROXY PROCEDURES

Shareowners are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only shareowners of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareowners of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Legion believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Legion Nominees and the Unopposed Company Nominees, WILL NOT BE VOTED FOR Messrs. Fowden, Monahan, Prim and Rosenfeld who have been nominated by the Company, FOR the approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm of the Company for the 2023 fiscal year, AGAINST the approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers, ONE YEAR on the non-binding advisory resolution to determine the frequency of the advisory vote on the compensation of the Company’s named executive officers and AGAINST the approval of the Bylaws.

Legion will be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareowners will have the ability to vote for up to ten (10) nominees on Legion’s enclosed WHITE universal proxy card. There is no need to use the Company’s Blue proxy card or voting instruction form, regardless of how you wish to vote.

The Board has decided to reject the nomination of the two Excluded Nominees, claiming they have failed to disclose certain information, which we note is not otherwise required disclosure under applicable securities law. We firmly dispute the Board’s decision to try to exclude the Excluded Nominees from their Blue universal proxy card and not recognize their valid nomination by Legion at the Annual Meeting. Legion has filed an Application in the Superior Court of Justice in Ontario, Canada, seeking, among other things, a declaration that Legion’s nomination of all of its nominees, including the Excluded Nominees, is valid and an order compelling the Company to amend and recirculate its proxy statement for the Annual Meeting to include a universal proxy card including the Excluded Nominees. We have also requested that the Ontario Securities Commission and the TSX intervene to require, among other things, that the Company re-issue its proxy materials to include all of Legion’s nominees, including the Excluded Nominees.

We expect that we will be successful in one or more of these proceedings and our slate of four, including the Excluded Nominees, will be fully recognized as candidates to the Board at the Annual Meeting. However, there can be no assurance that the Court or a regulator will find in our favor. The Company has disclosed in its proxy statement that if a court determines that Legion’s nomination notice is valid with respect to either or both of the Excluded Nominees, all votes received on the Company’s Blue proxy card will be disregarded and the Annual Meeting may need to be rescheduled. Similarly, if we are successful in Court or with a regulator all votes received on our WHITE proxy card will be disregarded and we will disseminate new proxy materials and a new proxy card that will include the Excluded Nominees.

The Company has an annually-elected Board with ten directors standing for election at the Annual Meeting. Through this Proxy Statement and enclosed WHITE universal proxy card, we are soliciting proxies to elect not only the two (2) Legion Nominees, but also six (6) of the Company’s nominees whose election we do not oppose (i.e., the Unopposed Company Nominees). The presence of the Unopposed Company Nominees on the enclosed WHITE universal proxy card is NOT an endorsement or approval of or comment on the fitness, character, suitability and other qualifications of the Unopposed Company Nominees.

We do not recommend that shareowners vote for Jerry Fowden, Gregory Monahan, Billy D. Prim and Eric Rosenfeld who have been nominated by the Company. Messrs. Fowden and Prim are ex-CEOs of the Company and Messrs. Monahan and Rosenfeld work for the same activist hedge fund, which fund has sold most of their position in the Company. Mr. Fowden and Mr. Rosenfeld have leadership roles on the Board, currently serving as Chairman of the Board and Lead Independent Director, respectively. Mr. Rosenfeld is also Chair of the Board’s ESG and Nominating Committee. Collectively, these four incumbent directors have an average tenure of 16 years. Given their long tenures and credentials, we struggle to understand how the perspectives of two ex-CEOs and two hedge fund managers who work at the same firm are additive to the Board. We also find these directors most responsible for the Company’s stagnant performance and strongly believe that if the power dynamics were changed, the Board may begin to function better.

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Shareowners are permitted to vote for less than ten (10) or any combination (up to ten (10) total) of the Legion Nominees and the Company’s nominees on the WHITE universal proxy card. However, if shareowners choose to vote for any of the Company’s nominees, we recommend that shareowners vote in favor of the Unopposed Company Nominees to help achieve a Board composition that we believe is in the best interest of all shareowners. We believe the best opportunity for all of the Legion Nominees to be elected is by voting on the WHITE universal proxy card. Legion therefore urges shareowners using our WHITE universal proxy card to vote “FOR” the Legion Nominees, “FOR” the Unopposed Company Nominees and NOT for Messrs. Fowden, Monahan, Prim and Rosenfeld. IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THE PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED.

VIRTUAL MEETING

The Company is holding the meeting in a virtual only format and shareowners will not be able to attend the meeting in person. The Company has disclosed that the Annual Meeting will be held online via a live audio webcast at www.virtualshareholdermeeting.com/PRMW2023, where you will be able to vote electronically and submit questions during the meeting. No physical meeting will be held. You are entitled to participate in the Annual Meeting if you are a shareowner of record as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.

According to the Company’s proxy statement, shareowners who attend the meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareowner access, participation and communication through online tools. The Company provided it will take the following steps to ensure such an experience: (i) providing shareowners with the ability to submit appropriate questions real-time via the meeting website; and (ii) answering questions submitted in the time allotted for the meeting.

Registered Shareowners

According to the Company’s proxy statement, shareowners of record as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.virtualshareholdermeeting.com/PRMW2023 with proof of ownership of shares of the Company’s Common Stock to complete the registration process. Such proof of ownership may include a copy of the WHITE universal proxy card received from Legion, the proxy card received from the Company or a statement showing your ownership as of the Record Date.

Beneficial Shareowners

According to the Company’s proxy statement, shareowners whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.virtualshareholdermeeting.com/PRMW2023. To participate in the meeting, shareowners will need the 16-digit control number included on their proxy cards or on the instructions that accompany the proxy materials. After registering, shareowners will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 11:59 p.m. local time in Tampa on May 2, 2023.

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Non Registered Beneficial Shareowners

According to the Company’s proxy statement, if your shares of Common Stock are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered beneficial shareowner (as opposed to a registered shareowner). Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, the Company’s non-registered beneficial shareowners. Intermediaries often use a service company (such as Broadridge) to forward meeting materials to beneficial shareowners. If you are a non-registered beneficial shareowner, you can vote your shares of Common Stock by proxy, by following the instructions your intermediary provides to you, through your intermediary or at the meeting. As a non-registered beneficial shareowner, while you are invited to attend the meeting, you will not be entitled to vote at the meeting unless you make the necessary arrangements with your intermediary to do so.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, the presence of (i) at least two persons, each being a shareowner entitled to vote at the Annual Meeting or a duly appointed proxy for an absent shareowner so entitled and (ii) persons owning or representing not less than a majority of the total number of the Company’s shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

Abstentions and shares represented by “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor or against a particular proposal. In addition, if you hold shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a stockholder of record, you may deliver your vote by mail or attend the Annual Meeting virtually, to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on the proposals. Accordingly, we encourage you to vote promptly, even if you plan to virtually attend the Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Proposal 1: Election of Directors ─ According to the Company’s proxy statement, so long as the Nomination Notice is deemed valid by a court of competent jurisdiction through a final, non-appealable ruling, the election of directors to the Board at the Annual Meeting will remain contested and the ten (10) director nominees receiving the highest number of “FOR” votes will be elected as directors. If you vote “FOR” less than ten (10) nominees in Proposal 1, all of your votes on Proposal 1 will be invalid and will not be counted. If you vote “FOR” more than ten (10) nominees, all of your votes on Proposal 1 will be invalid and will not be counted. Abstentions, withhold votes and any broker non-votes will have no direct effect on the outcome of the election of directors.

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Proposal 2: Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, there is no minimum vote requirement for this proposal. However, the matter will be considered to have passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. The Company has indicated that abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on this proposal.

Proposal 3: Advisory Resolution to Approve Executive Compensation ─ According to the Company’s proxy statement, there is no minimum vote requirement for this proposal. However, the matter will be considered to have passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. The Company has indicated that abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on this proposal.

Proposal 4: Advisory Vote on the Frequency of Say-on-Pay Votes – According to the Company’s proxy statement, since the non-binding advisory vote on the frequency of say-on-pay votes seeks the input of shareowners and provides shareowners with multiple voting options, the options being every one, two or three years, or abstain, there is no minimum vote requirement for the proposal. However, the frequency option receiving the greatest number of votes will be considered the frequency recommended by shareowners. The Company has indicated that abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on this proposal.

Proposal 5: Approval of the Bylaws – According to the Company’s proxy statement, the continued effectiveness of the amendment to the Company’s by-laws by the Board on November 8, 2022 pursuant to the Bylaws requires the approval of a majority of the votes cast by shareowners present in person, or represented by proxy, at the Annual Meeting. The Company has indicated that abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on this proposal.

If you sign and submit your WHITE universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Legion’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

APPOINTMENT OF PROXIES

The person named as proxyholders in the enclosed WHITE universal proxy card is Raymond T. White or, failing him, Christopher S. Kiper or, failing him, John Ferguson. A shareowner of the Company has the right to appoint a person, who need not be a shareowner of the Company, other than the persons named in the WHITE universal proxy card accompanying this Proxy Statement, as proxyholder to attend and act for and on behalf of such shareowner at the Annual Meeting and may exercise such right by striking out the names of the persons named in the WHITE universal proxy card and inserting the name of the person to be appointed as proxyholder in the blank space provided in the WHITE universal proxy card.

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REVOCATION OF PROXIES

Shareowners of the Company may revoke their proxies: (a) by completing and signing a valid proxy bearing a later date and returning it in accordance with the instructions contained in the accompanying WHITE form of proxy, or as otherwise provided in this Proxy Statement; (b) by depositing an instrument in writing that is signed by the shareowner or by an attorney who is authorized by a document that is signed in writing or by electronic signature at any time up to and including the last business day preceding the date of the Annual Meeting or with the chair of the Annual Meeting; (c) by voting via the Internet at a later date or by attending the online meeting and voting at the online meeting; and (d) in any other manner permitted by law. The revocation may be delivered either to Legion in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 1150 Assembly Drive, Suite 800, Tampa, Florida, 33607, or any other address provided by the Company. In addition, proxies may be revoked by a non-registered owner of Company shares at any time by written notice to the intermediary in accordance with the instructions given to the non-registered holder by its intermediary.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Legion. Proxies may be solicited by proxy circular, mail, telephone, email or other electronic means, as well as by newspaper or other media advertising and in person by managers, directors, officers and employees of Legion Partners Holdings and/or the other participants named herein who will not be specifically remunerated therefor. In addition, Legion Partners Holdings, together with the other participants named herein, may solicit proxies by way of public broadcast, including press release, speech or publication and any other manner permitted under applicable Canadian laws, and may engage the services of one or more agents and authorize other persons to assist it in soliciting proxies on their behalf.

Legion has entered into an agreement with Saratoga for solicitation and advisory services in connection with the solicitation, for which Saratoga will receive a fee not to exceed US$125,000, together with reimbursement for its reasonable and out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Saratoga will employ approximately 20 persons to solicit the Company’s shareowners for the Annual Meeting.

The costs incurred in the preparation and mailing of any proxy circular or proxy solicitation by the Legion Group and the other Participants named herein will be borne directly and indirectly by the Legion Group. Costs of this solicitation of proxies are currently estimated to be US$1,500,000. Legion estimates that through the date hereof, its expenses in connection with this solicitation are approximately US$500,000. In the event any of the Legion Nominees or Excluded Nominees are elected or appointed to the Board, the Legion Group intends to seek reimbursement from the Company of all expenses it incurs in connection with the solicitation of proxies for the election of the Legion Nominees or Excluded Nominees to the Board at the Annual Meeting. If such reimbursement is approved by the Board, the Legion Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Participants in this proxy solicitation are the members of the Legion Group, the Legion Nominees and the Excluded Nominees.

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Name and Address of the Legion Group Member(1)	Present Principal Occupation, Business or Employment	Material Occupations, Offices or Employments for the Past Five Years	Number of Shares Beneficially Owned or Controlled
Legion Partners Holdings LLC 12121 Wilshire Blvd, Suite 1240, Los Angeles CA 90025 United States	Serving as the sole member of Legion Partners Asset Management and sole member of Legion Partners GP.	None.	200 shares of Common Stock beneficially owned directly, all of which are held in record name. In addition, as the sole member of each of Legion Partners Asset Management and Legion Partners GP, Legion may be deemed to beneficially own the 2,134,328 shares of Common Stock beneficially owned directly by Legion Partners I and 187,137 shares of Common Stock beneficially owned directly by Legion Partners II.
Legion Partners, L.P. I 12121 Wilshire Blvd, Suite 1240, Los Angeles CA 90025 United States	Investing in securities.	None.	2,134,328 shares of Common Stock beneficially owned directly.
Legion Partners, L.P. II 12121 Wilshire Blvd, Suite 1240, Los Angeles CA 90025 United States	Investing in securities.	None.	187,137 shares of Common Stock beneficially owned directly.
Legion Partners, LLC 12121 Wilshire Blvd, Suite 1240, Los Angeles CA 90025 United States	Serving as the general partner of each of Legion Partners I and Legion Partners II.	None.	As the general partner of each of Legion Partners I and Legion Partners II, Legion Partners GP may be deemed to beneficially own the 2,134,328 shares of Common Stock beneficially owned directly by Legion Partners I and 187,137 shares of Common Stock beneficially owned directly by Legion Partners II.

42

Name and Address of the Legion Group Member(1)	Present Principal Occupation, Business or Employment	Material Occupations, Offices or Employments for the Past Five Years	Number of Shares Beneficially Owned or Controlled
Legion Partners Asset Management, LLC 12121 Wilshire Blvd, Suite 1240, Los Angeles CA 90025 United States	Managing investments in securities and serving as the investment advisor of each of Legion Partners I and Legion Partners II.	None.	As the investment advisor of each of Legion Partners I and Legion Partners II, Legion Partners Asset Management may be deemed to beneficially own the 2,134,328 shares of Common Stock beneficially owned directly by Legion Partners I and 187,137 shares of Common Stock beneficially owned directly by Legion Partners II.
Christopher S. Kiper 12121 Wilshire Blvd, Suite 1240, Los Angeles CA 90025 United States	Managing Member of Legion and Managing Director of Legion Partners Asset Management, since 2010.	Board Member of Lifecore Biomedical, Inc., since January 2023 (address: 3515 Lyman Boulevard, Chaska, MN 55318 United States).	As a managing director of Legion Partners Asset Management and managing member of Legion, Mr. Kiper may be deemed to beneficially own the 2,134,328 shares of Common Stock beneficially owned directly by Legion Partners I, 187,137 shares of Common Stock beneficially owned directly by Legion Partners II, and 200 shares of Common Stock held of record by Legion.
Raymond T. White 12121 Wilshire Blvd, Suite 1240, Los Angeles CA 90025 United States	Managing Member of Legion and Managing Director of Legion Partners Asset Management, since 2011.	None.	As a managing director of Legion Partners Asset Management and managing member of Legion, Mr. White may be deemed to beneficially own the 2,134,328 shares of Common Stock beneficially owned directly by Legion Partners I, 187,137 shares of Common Stock beneficially owned directly by Legion Partners II, and 200 shares of Common Stock held of record by Legion.

Notes:

(1)       None of the Legion Group has been or is currently a director of the Company, nor have any of the Legion Group held any other position or office with the Company or any of its affiliates

For information regarding purchases and sales of securities of the Company during the past two years by certain of the Participants, see Schedule I.

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Shares of Common Stock held by any Participant who is a natural person were purchased using personal funds. The shares of Common Stock owned directly by each of Legion Partners I, Legion Partners II and Legion Partners Holdings were purchased with working capital. The purchases effected by Legion Partners II were effected through margin accounts maintained with prime brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in the shares of Common Stock held in such margin accounts may be pledged as collateral security for the repayment of debit balances in such accounts. Since other securities are held in such margin accounts in addition to the Common Stock, it may not possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock held by Legion Partners II at any one time.

Messrs. Kiper and White have held the same occupation, offices and employments as disclosed elsewhere in this Proxy Statement during the five years preceding the date of this Proxy Statement, other than Mr. Kiper’s appointment to the Board of Directors at Lifecore Biomedical, Inc. (address: 3515 Lyman Boulevard, Chaska, MN 55318 United States) in January 2023. The material occupations, offices and employments of each of the other Participants that is an individual during the five years preceding the date hereof are as set forth elsewhere in this Proxy Statement.

Other than as stated herein, there are no agreements, arrangements or understandings between Legion Partners Holdings or any of the other members of the Legion Group and their respective affiliates and associates, and the Legion Nominees, the Excluded Nominees or any other person or persons pursuant to which the nominations described herein are to be made and Legion Partners Holdings and the other members of the Legion Group and their respective affiliates and associates have no material interest in such nomination (other than in their capacities as shareowners of the Company), including any anticipated benefit therefrom to Legion Partners Holdings or the other members of the Legion Group and their respective affiliates and associates. Legion Partners Holdings is seeking the election of the Legion Nominees and the Excluded Nominees to the Board at the Annual Meeting because it believes the addition of the Legion Nominees and Excluded Nominees is necessary to help maximize shareowner value at the Company.

Except as otherwise set forth in this proxy statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant nor any of his or her associates is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any affiliate of the Company; (ix) no Participant nor any of his or her affiliates, associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, which transaction has materially affected or will materially affect the Company or any of its affiliates or in which the amount involved exceeds $120,000; (x) no Participant nor any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant or any of their respective associates has a substantial or material interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting, other than the election of directors; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Participants, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past ten years, (b) there are no relationships involving any Participant or any Participants’ associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Participant been a director of the Company, and (c) none of the Participants nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

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Except as otherwise disclosed herein, to the knowledge of the Legion Group, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to be voted at the Annual Meeting. To the knowledge of the Legion Group, no change in the effective control of the Company has occurred since the beginning of the Company’s last financial year.

PARTICIPATION IN PREVIOUS DISSIDENT PROXY SOLICITATIONS

Except in connection with their solicitation with respect to the Annual Meeting and as set forth on Schedule III attached hereto, none of the Legion Group, the Legion Nominees or Excluded Nominees have participated in a dissident proxy solicitation within the past ten years. The information required by paragraph 3.iv. of Section 33 of Regulation 62 made under the Business Corporations Act (Ontario) concerning each of the dissidents (as such term is defined in Regulation 62) is attached hereto as Schedule III.

OTHER MATTERS AND ADDITIONAL INFORMATION

The WHITE universal proxy card confers discretionary authority upon the proxyholders named therein to vote in the judgment of those proxyholders in respect of amendments or variations, if any, to matters identified in the Company’s notice of Annual Meeting and any other matters, if any, which may properly come before the Annual Meeting that are unknown to Legion a reasonable time before this solicitation. As of the date of this Proxy Statement, Legion is not aware of any such amendment, variation or other matter to come before the Annual Meeting other than as set forth herein. Should any other matters properly come before the Annual Meeting, shares represented by the relevant proxies will be voted on those matters in accordance with the judgement of the proxyholders named therein.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareowners in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and telephone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC, SEDAR and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, we were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Legion.

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This Proxy Statement is dated April 3, 2023 and is first being sent to shareowners on or about April 3, 2023. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareowners shall not create any implication to the contrary.

Information regarding the compensation of executive officers and directors of the Company (as prescribed by Form 51-102F6 – Statement of Executive Compensation of National Instrument 51-102 – Continuous Disclosure Obligations), the indebtedness of the Company’s executive officers and directors or their respective associates, management contracts that may be in place with the Company and securities authorized for issuance under the Company’s compensation plans, is not reasonably within our power to obtain since such information is only available to the management of the Company. For this information, please refer to the Company’s proxy statement issued by the Company in connection with the Annual Meeting and other continuous disclosure filed by the Company with the SEC and on SEDAR at www.sedar.com.

Additional information relating to the Company, including the Company’s proxy statement and the Company’s financial statements and management’s discussion and analysis, is filed with the SEC and on SEDAR at www.sedar.com. Copies of the Company's financial statements and management's discussion and analysis may be obtained by any person by contacting the Company’s Secretary at 1150 Assembly Drive, Suite 800, Tampa, Florida, 33607.

SHAREOWNER PROPOSALS

According to the Company’s proxy statement, if you want to propose any matter for inclusion in the Company’s proxy statement for the 2024 Annual Meeting, it must be received by the Company’s Chief Legal Officer and Secretary no later than December 2, 2023 at Primo Water Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607.

In addition, according to the Company’s proxy statement, the Bylaws, to the extent approved by the Company’s shareowners at the Annual Meeting, fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to the Company not less than 30 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by the Company. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to the Company no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by the Company. The Bylaws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with these requirements will be permitted to nominate directors to the Board unless the “advance notice” requirements of the Bylaws are waived by the Board in its sole discretion. You are advised to review the Bylaws, which contain additional requirements about advance notice of director nominations.

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In addition, according to the Company’s proxy statement, shareowners who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 4, 2024.

The information set forth above regarding the procedures for submitting shareowner proposals for consideration at the 2024 Annual Meeting is based on information contained in the Company’s proxy statements and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Legion that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION REGARDING THE COMPANY

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SHAREOWNERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. SHAREOWNERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND UNDER THE COMPANY’S SEDAR PROFILE ON WWW.SEDAR.COM.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

Your vote is important. No matter how many or how few shares you own, please vote to elect the Legion Nominees by marking, signing, dating and mailing the enclosed WHITE universal proxy card promptly.

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CERTIFICATE

Information in this Proxy Statement, unless otherwise indicated, is given as of the date hereof. The contents and sending of this Proxy Statement have been approved by the Participants and are in compliance with Regulation 62 made under the Business Corporations Act (Ontario). A copy of this Proxy Statement has been sent to the Company, each director of the Company, each shareowner of the Company entitled to notice of the Annual Meeting and the auditor of the Company.

April 3, 2023

On Behalf Of The Participants: legion partners holdings, llc

by:	/s/ Christopher S. Kiper
Name: Christopher S. Kiper Title: Managing Member

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of Transaction	Amount of Securities Purchased/(Sold)	Date of Transaction	Price Per Security (US $)

Legion Partners, L.P. I

Purchase of Common Stock	233,004	10/03/2022	12.7022
Purchase of Common Stock	57,117	10/04/2022	13.2090
Purchase of Common Stock	50,656	10/05/2022	13.2347
Purchase of Common Stock	55,261	10/06/2022	13.1889
Purchase of Common Stock	123,557	10/07/2022	12.9928
Purchase of Common Stock	57,933	10/10/2022	13.0322
Purchase of Common Stock	80,222	10/11/2022	13.1971
Purchase of Common Stock	174,995	10/12/2022	13.3339
Purchase of Common Stock	69,077	10/13/2022	13.1424
Purchase of Common Stock	101,313	10/14/2022	13.3732
Purchase of Common Stock	59,867	10/17/2022	13.5911
Purchase of Common Stock	32,236	10/18/2022	13.8647
Purchase of Common Stock	86,331	10/19/2022	13.6841
Purchase of Common Stock	88,664	10/20/2022	13.6605
Purchase of Common Stock	28,655	10/21/2022	13.8406
Purchase of Common Stock	22,299	11/02/2022	13.5928
Purchase of January 2023 Call Options (10 Strike Price)[1]	110,000	11/14/2022	4.0985
Purchase of Common Stock	9,468	01/23/2023	14.8356
Purchase of Common Stock	31,237	01/26/2023	15.4556
Purchase of Common Stock	24,102	01/27/2023	15.4644
Purchase of Common Stock	48,951	01/30/2023	15.4671
Purchase of Common Stock	9,676	02/01/2023	15.4642
Purchase of Common Stock	3,021	02/03/2023	15.4618
Purchase of Common Stock	7,871	02/07/2023	15.4518
Purchase of Common Stock	22,932	02/08/2023	15.8009
Purchase of Common Stock	86,278	02/09/2023	15.7955
Purchase of Common Stock	55,244	02/10/2023	15.8141
Purchase of Common Stock	15,569	02/13/2023	15.9801
Purchase of Common Stock	636	02/15/2023	15.9988
Purchase of Common Stock	216,004	02/23/2023	15.6515
Purchase of Common Stock	82,731	02/24/2023	15.2314
Purchase of Common Stock	31,234	02/24/2023	15.0242
Purchase of Common Stock	58,187	02/27/2023	15.3792

I-1

Legion Partners, L.P. II

Purchase of Common Stock	19,981	10/03/2022	12.7022
Purchase of Common Stock	4,898	10/04/2022	13.2090
Purchase of Common Stock	4,344	10/05/2022	13.2347
Purchase of Common Stock	4,739	10/06/2022	13.1889
Purchase of Common Stock	10,596	10/07/2022	12.9928
Purchase of Common Stock	4,967	10/10/2022	13.0322
Purchase of Common Stock	6,878	10/11/2022	13.1971
Purchase of Common Stock	15,005	10/12/2022	13.3339
Purchase of Common Stock	5,923	10/13/2022	13.1424
Purchase of Common Stock	8,687	10/14/2022	13.3732
Purchase of Common Stock	5,133	10/17/2022	13.5911
Purchase of Common Stock	2,764	10/18/2022	13.8647
Purchase of Common Stock	7,403	10/19/2022	13.6841
Purchase of Common Stock	7,602	10/20/2022	13.6605
Purchase of Common Stock	2,457	10/21/2022	13.8406
Purchase of Common Stock	2,151	11/02/2022	13.5928
Purchase of January 2023 Call Options (10 Strike Price)[1]	9,400	11/14/2022	4.0985
Purchase of Common Stock	936	01/23/2023	14.8356
Purchase of Common Stock	3,087	01/26/2023	15.4556
Purchase of Common Stock	2,382	01/27/2023	15.4644
Purchase of Common Stock	4,837	01/30/2023	15.4671
Purchase of Common Stock	956	02/02/2023	15.4642
Purchase of Common Stock	298	02/03/2023	15.4618
Purchase of Common Stock	778	02/07/2023	15.4518
Purchase of Common Stock	2,266	02/08/2023	15.8009
Purchase of Common Stock	8,524	02/09/2023	15.7955
Purchase of Common Stock	4,756	02/10/2023	15.8141
Purchase of Common Stock	1,340	02/13/2023	15.9801
Purchase of Common Stock	55	02/15/2023	15.9988
Purchase of Common Stock	18,868	02/23/2023	15.6515
Purchase of Common Stock	7,269	02/24/2023	15.2314
Purchase of Common Stock	2,744	02/24/2023	15.0242
Purchase of Common Stock	5,113	02/27/2023	15.3792

Legion Partners Holdings, LLC

Purchase of Common Stock	200	10/18/2022	13.8590

I-2

TIMOTHY P. HASARA

Purchase of Common Stock	15,000	02/23/2023	15.2700
Purchase of Common Stock	12,500	02/24/2023	15.2100
Purchase of Common Stock	7,500	02/24/2023	15.2500
Purchase of Common Stock	5,000	03/02/2023	15.0900

Henrik Jelert

Purchase of Common Stock	30,000	03/14/2023	14.6200

DEREK R. LEWIS

Purchase of Common Stock	1,700[2]	03/02/2023	15.2840

LORI T. MARCUS

Purchase of Common Stock	100[3]	02/27/2023	15.3700

________________________

1 Represents shares underlying American-style call options purchased in the over-the-counter market that were exercised into shares of Common Stock on the expiration date of January 20, 2023.

2 Represents shares purchased in an account jointly held by Mr. Lewis and his spouse.

3 Represents shares purchased in an account jointly held by Ms. Marcus and her spouse.

I-3

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2023.

PRINCIPAL SHAREOWNERS

We are not aware of any person who, as of March 14, 2023, beneficially owned or exercised control or direction, directly or indirectly, over more than 5% of our common shares except as set forth below:

Name and Address	Nature of Beneficial Ownership	Number of Shares	Percentage of Class (1)
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	Beneficial ownership	16,830,326	10.5%
The Vanguard Group Inc.(3) 100 Vanguard Blvd. Malvern, PA 19355	Beneficial ownership	11,181,617	7.0%
FMR LLC(4) 245 Summer Street Boston, Massachusetts 02210	Beneficial ownership	9,616,041	6.0%
JPMorgan Chase & Co.(5) 383 Madison Avenue New York, New York 10179	Beneficial ownership	8,691,471	5.4%

___________________

(1) Percentage of class is based on 159,710,314 shares outstanding as of March 14, 2023.

(2) Based on information reported in a Schedule 13G/A filed by BlackRock, Inc. on January 23, 2023 with the SEC. As reported in such filing, BlackRock, Inc. is the beneficial owner of 16,830,326 shares, with sole voting power with respect to 15,772,937 shares and sole dispositive power with respect to 16,830,326 shares.

(3) Based on information reported in a Schedule 13G filed by The Vanguard Group Inc. (“Vanguard Group”) on February 9, 2023 with the SEC. As reported in such filing, the Vanguard Group is the beneficial owner of 11,181,617 shares, with shared voting power with respect to 1,460,813 shares, sole dispositive power with respect to 9,619,185 shares and shared dispositive power with respect to 1,562,432 shares.

(4) Based solely on information reported in an amended Schedule 13G filed by FMR LLC (“FMR”) on February 9, 2023 with the SEC. As reported in such filing, FIAM LLC, Fidelity Institutional Asset Management Trust Company, and Fidelity Management & Research Company LLC reported that each beneficially owns Primo Water common shares. Abigail P. Johnson is the Chairman and Chief Executive Officer of FMR. Members of the family of Ms. Johnson (the “Johnson Family”) are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson Family and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson Family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

(5) Based on information reported in a Schedule 13G/A filed by JPMorgan Chase & Co. on January 25, 2023 with the SEC. As reported in such filing, certain subsidiaries of JPMorgan Chase & Co. listed in the filing are the beneficial owners of 8,691,471 shares, with sole voting power with respect to 8,070,341 shares and sole dispositive power with respect to 8,668,971 shares.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2023.

The following table and the notes that follow show the number of our common shares beneficially owned as of March 14, 2023 by each of our directors, the individuals named in the Summary Compensation Table, and our current directors, director nominees and executive officers as a group.

Name	Common Shares Beneficially Owned, Controlled or Directed(1)	Options Exercisable within 60 days	Total	Common Shares Percentage of Class(2)
Britta Bomhard	39,313	—	39,313	*
Susan E. Cates	50,683	—	50,683	*
Eric J. Foss(3)	—	—	—	*
Jerry Fowden	1,268,770	491,956	1,760,726	1.10%
Stephen H. Halperin	135,618	—	135,618	*
Gregory Monahan(4)	138,281	—	138,281	*
Billy D. Prim(5)	1,126,564	—	1,126,564	*
Eric Rosenfeld(6)	727,014	—	727,014	*
Archana Singh	15,142	—	15,142	*
Steven P. Stanbrook	86,533	—	86,533	*
Thomas J. Harrington(7)(8)	705,488	1,018,188	1,723,676	1.08%
Jay Wells(7)	218,882	436,178	655,060	*
Anne Melaragni(7)	21,607	16,914	38,521	*
Cate Gutowski(7)	86,954	—	86,954	*
Marni Morgan Poe(7)	270,005	503,928	773,933	*
Current directors, director nominees and executive officers as a group (consisting of 18 persons, including the directors and executive officers named above)	4,856,745	2,190,500	7,047,245	4.41%

___________________

* Less than 1%

(1) Each director and officer has provided the information on shares beneficially owned, controlled or directed. The shareowners named in this table have sole voting and investment power over all shares shown as beneficially owned by them except as otherwise noted in the footnotes below.

(2) Percentage of class is based on 159,710,314 shares outstanding as of March 14, 2023.

(3) Mr. Foss received a grant of 1,243 shares on March 15, 2023 in connection with his appointment as director on that date.

(4) Includes 27,280 shares indirectly held by Mr. Monahan through Jamarant Capital, L.P.

(5) Includes (a) 1,088,436 common shares held by the Billy D. Prim Revocable Trust (as to which he has shared voting and investment power); (b) 15,887 common shares held by 2010 Irrevocable Trust fbo Sarcanda W. Bellissimo (as to which he has shared voting and investment power); (c) 15,887 common shares held by 2010 Irrevocable Trust fbo Anthony Gray Westmoreland (as to which he has shared voting and investment power); (d) 3,177 common shares held by the 2010 Irrevocable Trust fbo Jager Grayln Dean Bellissimo (as to which he has shared voting and investment power); and (e) 3,177 common shares held by the 2010 Irrevocable Trust fbo Joseph Alexander Bellissimo (as to which he has shared voting and investment power).

(6) Includes 245,033 shares indirectly held by Mr. Rosenfeld through Crescendo Partners III, L.P. and 172,687 shares indirectly held by Mr. Rosenfeld through Crescendo Partners, II, L.P. Series II.

(7) Amounts reported in the above table do not include unvested time-based restricted share units included in the amount of securities beneficially owned by such person as reported on Form 4.

(8) Includes 324,053 shares held indirectly by Mr. Harrington through TAH Capital LLC.

SCHEDULE III

PARTICIPATION IN PREVIOUS DISSIDENT PROXY SOLICITATIONS

Company	Meeting	Outcome
Guess?, Inc. (NYSE: GES)	Annual Meeting 04/22/2022	Legion solicited proxies to vote against 2 incumbent directors, the proposals on executive compensation, and amendments to the 2004 equity incentive and 2002 employee purchase plans, at the annual meeting. At the annual meeting, all the proposals were approved.
Momentive Global Inc. (NASDAQ: MNTV)	Special Meeting 2/25/2022 (cancelled)

Legion intended to vote against the company’s merger with Zendesk, Inc. Later, Momentive Global Inc. terminated the transaction with Zendesk, Inc.

Concurrent with the termination, Momentive Global Inc. and Legion entered into a cooperation agreement, pursuant to which, the company appointed Sagar Gupta to the board of directors.

Genesco Inc. (NYSE: GCO)	Annual Meeting 7/20/2021	Legion nominated 4 candidates (Marjorie L. Bowen, Margenett Moore-Roberts, Dawn H. Robertson and Hobart P. Sichel) to the board and initiated proxy fight. Later, all the company’s nominees were elected.
OneSpan Inc. (NASDAQ: OSPN)	Annual Meeting 6/9/2021	Legion initially nominated 4 candidates (Sarika Garg, Sagar Gupta, Michael J. McConnell and Rinki Sethi) and later entered into a cooperation agreement with the company to appoint 2 of its nominees (Sarika Garg and Michael McConnell) to the board of directors.
Kohl’s Corp. (NYSE: KSS)	Annual Meeting 5/12/2021	Legion grouped with three other shareholders (Macellum, Ancora, and 4010 Partners) and initially nominated 9 candidates (Marjorie L. Bowen, James T. Corcoran, David A. Duplantis, Jonathan Duskin, Margaret L. Jenkins, Jeffrey A. Kantor, Thomas A. Kingsbury, Margenett Moore-Roberts and Cynthia S. Murray). Later, the company entered into a settlement agreement with the group appointing two of its nominees (Margaret Jenkins and Thomas Kingsbury) to the board of directors.
Landec Corp. (n/k/a Lifecore Biomedical, Inc. (NASDAQ: LFCR))	Annual Meeting 10/14/2020	Landec Corp. and Legion entered into an agreement, pursuant to which the company appointed Joshua E. Schechter.
Primo Water Corp. (NASDAQ: PRMW)	2020 Annual Meeting	Legion detailed its concerns with respect to Primo Water Corporation’s need for a reconstituted board, which included a new Chairman and replacement of long-tenured directors. Legion later submitted a board declassification proposal for the 2020 annual meeting. The 2020 annual meeting was not held due to company’s merger with Cott Corp.

III-1

Bed Bath & Beyond Inc. (NASDAQ: BBBY)	Annual Meeting 6/11/2019	Legion grouped with two other shareholders (Macellum and Ancora) and initially nominated 16 candidates (Victor Herrero Amigo, Theresa R. Backes, Joseph Boehm, David A. Duplantis, Jonathan Duskin, John E. Fleming, Sue Ellen Gove, Janet E. Grove, Jeffrey A. Kirwan, Jeremy I. Liebowitz, Jon Lukomnik, Cynthia S. Murray, Martine M. Reardon, Hugh R. Rovit, Joshua E. Schechter and Alexander W. Smith). Later, Co. entered into a settlement agreement with the group appointing four of its nominees (John E. Fleming, Sue E. Gove, Jeffrey A. Kirwan and Joshua E. Schechter) to the board of directors.
Vonage Holdings Corp. (formerly NYSE: VG)	Annual Meeting 6/6/2019

The company entered into a cooperation agreement with Legion, in which the company appointed Michael J. McConnell to the board of directors.

The company and Legion entered into a renewal agreement pursuant to which, Mr. McConnell would be renominated at the 2020 annual meeting. The agreement was again amended to renominate Mr. McConnell for the 2021 annual meeting.

NN, Inc. (NASDAQ: NNBR)	Annual Meeting 5/16/2019	NN, Inc. and Legion entered into an agreement, pursuant to which the company appointed Jeri Harman and Janice Stipp to the board of directors.
Edgewell Personal Care Company (NYSE: EPC)	Annual Meeting 2/1/2019	Legion privately nominated 4 candidates (Carlos Agualimpia, Robert W. Black, Marjorie L. Bowen and Pauline J. Brown) and later entered into a cooperation agreement with the company to appoint 2 new independent directors (George Corbin and Robert Black) to the board of directors.
Nutrisystem, Inc. (formerly NASDAQ: NTRI)	2019 Annual Meeting not held – acquired by Tivity Health, Inc.	Nutrisystem, Inc. and Legion entered into an agreement, pursuant to which the company appointed Patricia Han and Benjamin Kirshner to the board of directors.
Genesco Inc. (NYSE: GCO)	Annual Meeting 6/28/2018	Legion (and 4010 Capital) entered into a cooperation agreement with the company, pursuant to which Genesco Inc. agreed to increase the board's size to eleven members and nominate Marjorie L. Bowen and Joshua E. Schechter to the board of directors at the 2018 annual meeting.

III-2

SPS Commerce, Inc. (NASDAQ; SPSC)	Annual Meeting 5/31/2018	Legion, together with Ancora, privately nominated 4 candidates (Fay Arjomandi, Melvin L. Keating, James Chadwick and Michael J. McConnell) and later entered into a cooperation agreement with the company appointing two of its nominees (Melvin L. Keating and Michael J. McConnell) to the board of directors.
The Chefs' Warehouse, Inc. (NASDAQ: CHEF)	Annual Meeting 5/18/2018	Chefs' Warehouse and Legion entered into an agreement, pursuant to which the company appointed Christina Carroll and Mr. David E. Schreibman to the board of directors.
Banc of California, Inc. (NYSE: BANC)	Annual Meeting 6/9/2017	Legion grouped with CalSTRS and nominated Roger Ballou and Marjorie Bowen to the board. Legion entered into an agreement with the company, in which, Legion's nominees would be considered in the selection of 2 independent directors, to fill the vacancy created of the expanded board of directors.
CIBER, Inc. (formerly NASDAQ: CBR)	---- 3/9/2017	Legion nominated 2 director candidates, Richard Genovese and Melvin Keating, at the 2017 annual meeting. Prior to the 2017 annual meeting, company’s common shares were delisted from NASDAQ.
Boingo Wireless, Inc. (formerly NASDAQ: WIFI)	Annual Meeting 6/9/2016	Legion entered into a cooperation agreement together with Boingo and Ides Capital. According to the agreement, the company agreed to increase the size of the board and appoint three new directors (Maury Austin, David Cutrer and Kathy Misunas).
L. B. Foster Company (NASDAQ: FSTR)	Annual Meeting 5/25/2016	Legion entered into an agreement with L.B. Foster Company under which the company agreed to appoint Bradley Vizi to the board of directors.
Perry Ellis International, Inc. (formerly NASDAQ: PERY)	Annual Meeting 7/15/2015	Legion and CalSTRS nominated 3 candidates (Robert L. Mettler, Darrell Ross and Joshua E. Schechter) for and submitted a proposal to declassify the board. Legion/CalSTRS then withdrew its slate following the company’s actions to replace 2 long-serving directors with 2 new independent directors. The proposal to declassify the board of directors was approved by shareholders.
RCM Technologies, Inc. (formerly Nasdaq: RCMT)	Annual Meeting 12/5/2013	Legion and IRS Partners No. 19 nominated 2 candidates (Bradley S. Vizi and Roger H. Ballou) to the board of directors, submitted three business proposals and initiated proxy fight. Later, both of Legion’s nominees were elected.

III-3

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Legion your proxy “FOR” the election of the Legion Nominees and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by SIGNING, DATING AND MAILING the enclosed WHITE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States or Canada).

You may vote your shares virtually at the Annual Meeting, however, even if you plan to attend the Annual Meeting, we recommend that you submit your WHITE universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of Legion’s proxy materials,

please contact:

Shareowners call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

WHITE UNIVERSAL PROXY CARD

PRIMO WATER CORPORATION

2023 ANNUAL AND SPECIAL MEETING OF SHAREOWNERS

THIS PROXY IS SOLICITED BY AND ON BEHALF OF LEGION PARTNERS HOLDINGS, LLC AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THIS PROXY IS NOT SOLICITED BY OR ON BEHALF OF MANAGEMENT.

P     R     O     X     Y

Notes to Proxy

1.	This WHITE form of Proxy is solicited by and on behalf of Legion Partners Holdings, LLC (“Legion Partners Holdings”) and the other participants in this proxy solicitation (collectively, “Legion”) for the 2023 annual and special meeting of shareowners of Primo Water Corporation (the “Company”) scheduled to be held in a virtual format on May 3, 2023 at 8:00 a.m. (local time in Tampa) online via a live audio webcast (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”). This Proxy is not solicited by or on behalf of management of the Company.

2.	This Proxy should be read in conjunction with the accompanying proxy statement dated April 3,, 2023 filed by Legion (the “Proxy Statement”).

3.	A shareowner of the Company has the right to appoint some other person, who need not be a shareowner of the Company, as proxyholder to attend and act for and on behalf of such shareowner at the Annual Meeting and may exercise such right by striking out the names of the persons named in the Proxy herein and inserting the name of the person to be appointed as proxyholder in the blank space provided in the Proxy herein.

4.	If you experience any problems voting your WHITE proxy, contact Saratoga Proxy Consulting LLC at the numbers below, and they will be able to assist you to ensure your vote is counted at the Annual Meeting.

Appointment of Proxyholder

The undersigned holder of common shares, no par value per share of the Company (the “Common Stock”) hereby appoints Raymond T. White or, failing him, Christopher S. Kiper, or, failing him John Ferguson or, instead of any of the foregoing, _____________________________________ as his, her or its attorney and proxyholder, with full power of substitution, to attend, vote and otherwise act for an on behalf of the undersigned in respect of all matters that may come before the Annual Meeting to the same extent and with the same powers as if the undersigned were present at the Annual Meeting, with the authority to vote said proxyholder’s discretion, except as prohibited under applicable law. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxyholders, their substitutes, or any of them may lawfully take by virtue hereof.

WHITE UNIVERSAL PROXY CARD

If properly executed, this Proxy will be voted or withheld from voting in accordance with the instructions of the shareowner on any ballot that may be called for and, if the shareowner specified a choice with respect to any matter to be acted upon, the shares shall be voted accordingly. In addition, this Proxy confers discretionary authority upon the proxyholders named therein to vote in the judgment of those proxyholders in respect of amendments or variations, if any, to matters identified in the Company’s notice of Annual Meeting and any other matters, if any, which may properly come before the Annual Meeting that are unknown to Legion Partners Holdings a reasonable time before this solicitation. As of the date of the Proxy Statement, Legion Partners Holdings is not aware of any such amendment, variation or other matter to come before the Annual Meeting other than as set forth herein. Should any other matters properly come before the Annual Meeting, shares represented by the relevant proxies will be voted on those matters in accordance with the judgement of the proxyholders named therein. IF NO INSTRUCTIONS ARE INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE TWO (2) LEGION NOMINEES, “FOR” SIX (6) COMPANY NOMINEES UNOPPOSED BY LEGION PARTNERS HOLDINGS AND NOT FOR MESSRS. FOWDEN, MONAHAN, PRIM AND ROSENFELD IN PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3, “1 YEAR” ON PROPOSAL 4 AND “AGAINST” PROPOSAL 5.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse and the completion of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Proxy Statement and our WHITE universal proxy card are available at WWW.PURIFYTHEPRIMOBOARD.COM

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

Legion Partners Holdings STRONGLY RECOMMENDS THAT SHAREOWNERS VOTE “for” THE TWO (2) Legion Partners Holdings NOMINEES, “for” the SIX (6) COMPANY NOMINEES UNOPPOSED BY LEGION PARTNERS HOLDINGS, AND NOT TO VOTE “FOR” ANY OF THE REMAINING COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES “FOR” UP TO TEN (10) NOMINEES IN TOTAL. IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED.

1.	Election of ten (10) directors to hold office until the 2024 annual meeting of shareowners or until his or her successor is elected or appointed, unless his or her office is earlier vacated.

Legion Partners Holdings Nominees	FOR	WITHHOLD
a) Timothy P. Hasara	☐	☐
b) Derek R. Lewis	☐	☐

COMPANY Nominees unopposed by Legion Partners Holdings	FOR	WITHHOLD
a) Britta Bomhard,	☐	☐
b) Susan E. Cates	☐	☐
c) Eric J. Foss	☐	☐
d) Thomas J. Harrington	☐	☐
e) Archana Singh	☐	☐
f) Steven P. Stanbrook	☐	☐

COMPANY Nominees OPPOSED BY Legion Partners Holdings	FOR	WITHHOLD
a) Jerry Fowden	☐	☐
b) Gregory Monahan	☐	☐
c) Billy D. Prim	☐	☐
d) Eric Rosenfeld	☐	☐

LEGION PARTNERS HOLDINGS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	The Company’s proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of the Company for the 2023 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

LEGION PARTNERS HOLDINGS RECOMMENDS SHAREOWNERS VOTE “AGAINST” WITH RESPECT TO PROPOSAL 3.

3.	The Company’s proposal to vote on a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

LEGION PARTNERS HOLDINGS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 4.

4.	The Company’s proposal to vote on a proposal to approve, on a non-binding advisory basis, the frequency of future executive compensation advisory votes.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

LEGION PARTNERS HOLDINGS RECOMMENDS SHAREOWNERS VOTE “AGAINST” WITH RESPECT TO PROPOSAL 5.

5.	The Company’s proposal to vote on a proposal to approve the Company’s Amended and Restated By-Law No. 1.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING AND MAY BE REQUIRED TO PROVIDE DOCUMENTATION EVIDENCING THEIR AUTHORITY TO SIGN THIS PROXY WITH SIGNING CAPACITY STATED. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.